                                                          SUBORDINATED INDENTURE

                -------------------------------------------------


                             BARNETT BANKS, INC.

                                     TO

                               CHEMICAL BANK,

                                   TRUSTEE



                              ________________



                                  INDENTURE

                         Dated as of March 16, 1995



                -------------------------------------------------

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


SECTION 101.  Definitions...................................................  1

SECTION 102.  Compliance Certificates and Opinions.......................... 13

SECTION 103.  Form of Documents Delivered to Trustee........................ 14

SECTION 104.  Notices, etc., to Trustee and Company......................... 15

SECTION 105.  Notice to Holders; Waiver..................................... 15

SECTION 106.  Conflict with Trust Indenture Act............................. 16

SECTION 107.  Effect of Headings and Table ................................. 17

SECTION 108.  Successors and Assigns........................................ 17

SECTION 109.  Separability Clause........................................... 17

SECTION 110.  Benefits of Indenture......................................... 17

SECTION 111.  Governing Law................................................. 17

SECTION 112.  Legal Holidays................................................ 17

SECTION 113.  No Security Interest Created.................................. 18

SECTION 114.  Liability Solely Corporate.................................... 18

SECTION 115.  Counterparts.................................................. 19

                                 ARTICLE TWO

                             DEBT SECURITY FORMS

SECTION 201.  Forms Generally............................................... 19

SECTION 202.  Form of Trustee's Certificate of
                Authentication.............................................. 20

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                                                                           ----

                                ARTICLE THREE

                             THE DEBT SECURITIES

SECTION 301.  Amount Unlimited; Issuable in Series.......................... 20

SECTION 302.  Denominations................................................. 25

SECTION 303.  Execution, Authentication, Delivery and
                Dating...................................................... 25

SECTION 304.  Temporary Debt Securities; Exchange of
                Temporary Global Notes for Definitive Bearer Securities..... 29

SECTION 305.  Registration, Transfer and Exchange........................... 36

SECTION 306.  Mutilated, Destroyed, Lost and Stolen Debt
                Securities.................................................. 39

SECTION 307.  Payment of Interest; Interest Rights
                Preserved................................................... 40

SECTION 308.  Cancellation.................................................. 43

SECTION 309.  Computation of Interest....................................... 44

SECTION 310.  Currency Debt Securities...................................... 44

SECTION 311.  Judgments..................................................... 48

SECTION 312.  Exchange Upon Default......................................... 49

                                ARTICLE FOUR

                         SATISFACTION AND DISCHARGE

SECTION 401.  Satisfaction and Discharge of Indenture....................... 49

SECTION 402.  Application of Trust Money.................................... 51

                                ARTICLE FIVE

                                  REMEDIES

SECTION 501.  Events of Default............................................. 51

SECTION 502.  Acceleration of Maturity; Rescission and
                Annulment................................................... 52

SECTION 503.  Collection of Indebtedness and Suits for
                Enforcement by Trustee...................................... 53

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                                                                           Page
                                                                           ----

SECTION 504.  Trustee May File Proofs of Claim.............................. 55

SECTION 505.  Trustee May Enforce Claims Without
                Possession of Debt Securities............................... 56

SECTION 506.  Application of Money Collected................................ 56

SECTION 507.  Limitation on Suits........................................... 57

SECTION 508.  Unconditional Right of Holders to Receive
                Principal, Premium and Interest and to Enforce Conversion
                Rights...................................................... 57

SECTION 509.  Restoration of Rights and Remedies............................ 58

SECTION 510.  Rights and Remedies Cumulative................................ 58

SECTION 511.  Delay or Omission Not Waiver.................................. 58

SECTION 512.  Control by Holders............................................ 59

SECTION 513.  Waiver of Past Defaults....................................... 59

SECTION 514.  Undertaking for Costs......................................... 60

SECTION 515.  Waiver of Stay or Extension Laws.............................. 60

                                 ARTICLE SIX

                                 THE TRUSTEE

SECTION 601.  Certain Duties and Responsibilities........................... 60

SECTION 602.  Notice of Defaults............................................ 61

SECTION 603.  Certain Rights of Trustee..................................... 61

SECTION 604.  Not Responsible for Recitals or Issuance of
                Debt Securities............................................. 63

SECTION 605.  May Hold Debt Securities...................................... 63

SECTION 606.  Money Held in Trust........................................... 63

SECTION 607.  Compensation and Reimbursement................................ 63

SECTION 608.  Disqualification; Conflicting Interest........................ 64

SECTION 609.  Corporate Trustee Required; Eligibility....................... 65

SECTION 610.  Resignation and Removal; Appointment of
                Successor................................................... 65

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                                                                           ----

SECTION 611.  Acceptance of Appointment by Successor........................ 67

SECTION 612.  Merger, Conversion, Consolidation or
                Succession to Business...................................... 68

SECTION 613.  Preferential Collection of Claims Against
                Company..................................................... 69

SECTION 614.  Appointment of Authenticating Agent........................... 69

                                ARTICLE SEVEN

              HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701.  Company to Furnish Trustee Names and
                Addresses of Holders........................................ 72

SECTION 702.  Preservation of Information; Communication
                to Holders.................................................. 72

SECTION 703.  Reports by Trustee............................................ 74

SECTION 704.  Reports by Company............................................ 74

                                ARTICLE EIGHT

                           CONCERNING THE HOLDERS

SECTION 801.  Acts of Holders............................................... 75

SECTION 802.  Proof of Ownership; Proof of Execution of
                Instruments by Holders...................................... 75

SECTION 803.  Persons Deemed Owners......................................... 76

SECTION 804.  Revocation of Consents; Future Holders
                Bound....................................................... 77

                                ARTICLE NINE

                              HOLDERS' MEETINGS

SECTION 901.  Purposes of Meetings.......................................... 77

SECTION 902.  Call of Meetings by Trustee................................... 78

SECTION 903.  Call of Meetings by Company or Holders........................ 78

SECTION 904.  Qualifications for Voting..................................... 78

SECTION 905.  Regulations................................................... 79

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                                                                           Page
                                                                           ----

SECTION 906.  Voting........................................................ 80

SECTION 907.  No Delay of Rights by Meeting................................. 80

                                 ARTICLE TEN

            CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 1001.  Company May Consolidate, etc., Only on
                 Certain Terms.............................................. 80

SECTION 1002.  Successor Corporation Substituted............................ 81

                               ARTICLE ELEVEN

                           SUPPLEMENTAL INDENTURES

SECTION 1101.  Supplemental Indentures Without Consent of Holders........... 82

SECTION 1102.  Supplemental Indentures With Consent of Holders.............. 84

SECTION 1103.  Execution of Supplemental Indentures......................... 85

SECTION 1104.  Effect of Supplemental Indentures............................ 86

SECTION 1105.  Conformity with Trust Indenture Act.......................... 86

SECTION 1106.  Reference in Debt Securities to Supplemental Indentures...... 86

SECTION 1107.  Notice of Supplemental Indenture............................. 86

                               ARTICLE TWELVE
                                  COVENANTS

SECTION 1201.  Payment of Principal, Premium and  Interest.................. 86

SECTION 1202.  Payment of Additional Amounts................................ 87

SECTION 1203.  Maintenance of Office or Agency.............................. 89

SECTION 1204.  Money for Debt Securities; Payments To Be Held in Trust...... 91

SECTION 1205.  Corporate Existence.......................................... 92

SECTION 1206.  Purchase of Debt Securities by Company....................... 93

SECTION 1207.  Intentionally Deleted........................................ 93

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                                                                           Page
                                                                           ----

SECTION 1208.  Intentionally Deleted........................................ 93

SECTION 1209.  Intentionally Deleted........................................ 93

SECTION 1210.  Officers' Certificate as to Default; Notice of Default....... 93

SECTION 1211.  Waiver of Certain Covenants.................................. 94

                              ARTICLE THIRTEEN

                        REDEMPTION OF DEBT SECURITIES

SECTION 1301.  Applicability of Article..................................... 94

SECTION 1302.  Tax Redemption; Special Tax Redemption....................... 94

SECTION 1303.  Election to Redeem; Notice to Trustee........................ 97

SECTION 1304.  Selection by Trustee of Debt
                 Securities to Be Redeemed.................................. 98

SECTION 1305.  Notice of Redemption......................................... 99

SECTION 1306.  Deposit of Redemption Price..................................100

SECTION 1307.  Debt Securities Payable on Redemption Date...................100

SECTION 1308.  Debt Securities Redeemed in Part.............................102

                              ARTICLE FOURTEEN

                                SINKING FUNDS

SECTION 1401.  Applicability of Article.....................................102

SECTION 1402.  Satisfaction of Mandatory Sinking Fund Payments with Debt
                 Securities.................................................103

SECTION 1403.  Redemption of Debt Securities for  Sinking Fund..............103

                               ARTICLE FIFTEEN

                                 DEFEASANCE

SECTION 1501.  Applicability of Article.....................................106

SECTION 1502.  Defeasance Upon Deposit of Moneys or U.S. Government
               Obligations..................................................106

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                                                                           Page
                                                                           ----

SECTION 1503.  Deposited Moneys and U.S Government Obligations to Be Held in
                 Trust......................................................108

SECTION 1504.  Repayment to Company.........................................109

SECTION 1505................................................................109

                               ARTICLE SIXTEEN

                      SUBORDINATION OF DEBT SECURITIES

SECTION 1601.  Debt Securities Subordinate to Senior Indebtedness........109

SECTION 1602.  Reliance on Certificate of Liqui- dating Agent; Further
                 Evidence as to Ownership of Senior Indebtedness.........112

SECTION 1603.  Payment Permitted If No Default...........................113

SECTION 1604.  Trustee Not Charged with Knowledge of Prohibition.........113

SECTION 1605.  Trustee to Effectuate Subordination.......................114

SECTION 1606.  Rights of Trustee as Holder of Senior Indebtedness........114

SECTION 1607.  Article Applicable to Paying Agents.......................115

SECTION 1608.  Subordination Rights Not Impaired by Acts or Omissions of the
                Company or Holders of Senior Indebtedness.................115

                              ARTICLE SEVENTEEN

                        CONVERSION OF DEBT SECURITIES

SECTION 1701.  Applicability of Article.....................................115

SECTION 1702.  Exercise of Conversion Privilege.............................116

SECTION 1703.  Fractional Interests.........................................117

SECTION 1704.  Adjustment of Conversion Price...............................118

SECTION 1705.  Continuation of Conversion Privilege in
                 Case of Merger, Consolidation or Sale of Assets............122

SECTION 1706.  Notice of Certain Events.....................................123

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                                                                           Page
                                                                           ----

SECTION 1707.  Taxes on Conversion..........................................124

SECTION 1708.  Company to Provide Stock.....................................124

SECTION 1709.  Disclaimer of Responsibility for Certain Matters.............125

SECTION 1710.  Return of Funds Deposited for Redemption of Converted Debt
                 Securities.................................................126



TESTIMONIUM
SIGNATURES AND SEALS
ACKNOWLEDGMENTS


EXHIBIT A
EXHIBIT B

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
                OF 1939 AND INDENTURE, DATED AS OF MARCH 16, 1995

TRUST INDENTURE ACT SECTION                       INDENTURE SECTION

Section 310 (a)(1)..............................           609
            (a)(2)..............................           609
            (a)(3)..............................           Not Applicable
            (a)(4)..............................           Not Applicable
            (b).................................           608
               .................................           610
            (c).................................           Not Applicable
Section 311 (a).................................           613(a)
            (b).................................           613(b)
            (b)(2)..............................           703(a)(2)
               .................................           703(b)
Section 312 (a).................................           701
               .................................           702(a)
            (b).................................           702(b)
            (c).................................           702(c)
Section 313 (a).................................           703(a)
            (b).................................           703(b)
            (c).................................           703(a)
               .................................           703(c)
            (d).................................           703(d)
Section 314  ...................................           704
            (b).................................           Not Applicable
            (c)(1)..............................           102
            (c)(2)..............................           102
            (c)(3)..............................           Not Applicable
            (d).................................           Not Applicable
            (e).................................           102
Section 315 (a).................................           601(a)
               .................................           601(c)
            (b).................................           602
               .................................           703(a)(6)
            (c).................................           601(b)
            (d).................................           601(c)
            (d)(1)..............................           601(a)
            (d)(2)..............................           601(c)(2)
            (d)(3)..............................           601(c)(3)
            (e).................................           514
Section 316 (a).................................           101
            (a)(1)(A)...........................           502
              ..................................           512
            (a)(1)(B)...........................           513
            (a)(2)..............................           Not Applicable
            (b).................................           508
Section 317 (a)(1)..............................           503
            (a)(2)..............................           504
            (b).................................           1204
Section 318 (a).................................           106

_______________
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

            INDENTURE dated as of March 16, 1995, between BARNETT BANKS, INC., a Florida corporation (hereinafter called the "Company"), having its principal executive office at 50 North Laura Street, Jacksonville, Florida, 32202 and CHEMICAL BANK, a New York banking corporation (hereinafter called the "Trustee"), having its Corporate Trust Office at 450 West 33rd Street, New York, New York 10001.


                             RECITALS OF THE COMPANY


            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness subordinated as to priority of payment (herein generally called the "Debt Securities"), to be issued in one or more series, as in this Indenture provided.

            All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of Debt Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of Debt Securities or of Debt Securities of any series, as follows:


                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

            SECTION 101.  Definitions.

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

            (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            Certain terms, used principally in Article Three or Article Six, are defined in those respective Articles.

            "Act" when used with respect to any Holder has the meaning specified in Section 801.

            "Affected Security" has the meaning specified in Section 1302(b).

            "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Authenticating Agent" has the meaning specified in Section 614.

            "Authorized Newspaper" means a newspaper in an official language of the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day in such city.

            "Banking Subsidiary" means any Subsidiary organized under the laws of the United States or of any state, commonwealth, territory or possession thereof and which conducts a commercial, merchant or other banking business, or a trust business.

            "Bearer Security" means any Debt Security (with or without Coupons), in the form established pursuant to Section 201, which is payable to bearer (including any Global Note) and title to which passes by delivery only, but does not include any Coupons.

            "Board of Directors" means either the board of directors of the Company, or any committee of that board duly authorized to act in respect hereof.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Debt Securities means any day which is not a Saturday, a Sunday or other day on which banking institutions or trust companies in that Place of Payment or other location or the city in which the Corporate Trust Office is located are authorized or obligated by law to close, except as otherwise specified pursuant to Section 301.

            "CEDEL" means Cedel S.A.

            "Code" means the Internal Revenue Code of 1986, as amended and as in effect on the date hereof.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

            "Common Stock" means the common stock, $2.00 par value, of the Company as the same exists on the date of execution and delivery of this Indenture or as such stock may be reconstituted.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by the Chairman, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

            "Component Currency" has the meaning specified in Section 310(i).

            "Consolidated Banking Assets" means all assets owned directly or indirectly by a Banking Subsidiary and reflected on the Company's consolidated balance sheet prepared in accordance with generally accepted accounting principles applicable to banks and banks holding companies.

            "Controlled Subsidiary" means any Subsidiary more than 80% of the outstanding shares of the Voting Stock of which is at the time owned directly or indirectly by the Company or by one or more Controlled Subsidiaries or by the Company and one or more Controlled Subsidiaries.

            "Conversion Agent" means any Person authorized by the Company to accept Debt Securities for conversion hereunder on behalf of the Company.

            "Conversion Date" has the meaning specified in Section 310(e).

            "Conversion Event" means the cessation of (i) a Foreign Currency to be used both by the government of the country which issued such Currency and for the settlement of transactions by public institutions of or within the international banking community, (ii) the ECU to be used both within the European Monetary System and for the settlement of transactions by public institutions of or within the European Communities or (iii) any Currency unit other than the ECU to be used for the purposes for which it was established.

            "Conversion Price" has the meaning specified in Section 1704.

            "Corporate Trust Office" means the corporate trust office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this instrument is located at 450 West 33rd Street, 15th Floor, New York, New York 10001.

            The term "corporation" includes corporations, associations, companies and business trusts.

            "Coupon" means any interest coupon appertaining to any Bearer Security.

            "Coupon Security" means any Bearer Security authenticated and delivered with one or more Coupons appertaining thereto.

            "Currency" mean Dollars or Foreign Currency.


            "Date of Conversion" has the meaning specified in Section 1702.

            "Debt Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Debt Securities (including any Global Notes) authenticated and delivered under this Indenture.

            "Defaulted Interest" has the meaning specified in Section 307(c).

            "Discharged" has the meaning specified in Section 1502.

            "Discount Security" means any Debt Security which is issued with "original issue discount" within the meaning of Section 1273(a) of the Code and the regulations thereunder.

            "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

            "Dollar Equivalent of the Currency Unit" has the meaning specified in Section 310(h).

            "Dollar Equivalent of the Foreign Currency" has the meaning specified in Section 310(g).

            "Dual Currency Security" means any Debt Security as to which the Company has the option of making scheduled payment of principal, premium, if any, or interest in either of two currencies, all as specified in accordance with Section 301.

            "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

            "Election Date" has the meaning specified in Section 310(i).

            "Euro-clear Operator" means Morgan Guaranty Trust Company of New York, Brussels Office, or its successor as operator of the Euro-clear System.

            "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

            "European Monetary System" means the European Monetary System established by the Resolution of December 5, 1978 of the Council of the European Communities.

            "Exchange Rate Agent" means the New York Clearing House bank, if any, from time to time selected by the Trustee for purposes of Section 310; provided that such agent shall accept such appointment in writing and the terms of such appointment shall be acceptable to the Company and shall, in the opinion of the Company at the time of such appointment, require such agent to make the determinations required by this Indenture by a method consistent with the method provided in this Indenture for the making of such decision or determination.
The Exchange Rate Agent may be Chemical Bank.

            "Event of Default" has the meaning specified in Section 501.

            "Fixed Rate Security" means a Debt Security which provides for the payment of interest at a fixed rate (excluding amounts payable pursuant to Section 1202 or 1302).

            "Floating Rate Security" means a Debt Security which provides for the payment of interest at a variable rate determined periodically by reference to an interest rate index or any other index specified pursuant to Section 301.

            "Foreign Currency" means a currency issued by the government of any country other than the United States or a composite currency or currency unit the value of which is determined by reference to the values of the currencies of any group of countries.

            "Global Note" means a Registered or Bearer Security evidencing all or part of a series of Debt Securities, including, without limitation, any temporary or permanent Global Note.

            "Holder" means, with respect to a Registered Security, the Registered Holder, and with respect to a Bearer Security or a Coupon, the bearer thereof.

            "Indenture" means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Debt Securities as established pursuant to Section 301.

            The term "interest", when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, when used with respect to a Bearer Security, includes any additional amounts payable on such Bearer Security pursuant to Section 1202 or 1302.

            "Interest Payment Date" with respect to any Debt Security means the Stated Maturity of an installment of interest on such Debt Security.

            "Last Sale Price" has the meaning specified in Section 1703.

            "Major Constituent Bank" means any Banking Subsidiary, the Consolidated Banking Assets of which constitute 10% or more of the Company's Consolidated Banking Assets.

            "Market Exchange Rate" means (i) for any conversion involving a Currency unit on the one hand and Dollars or any Foreign Currency on the other, the exchange rate between the relevant Currency unit and Dollars or such Foreign Currency calculated by the method specified pursuant to Section 301 for the securities of the relevant series, (ii) for any conversion of Dollars into any Foreign Currency, the noon (New York City time) buying rate for such Foreign Currency for cable transfers quoted in New York City as certified for customs purposes by the Federal Reserve Bank of New York and (iii) for any conversion of one Foreign Currency into Dollars or another Foreign Currency, the spot rate at noon local time in the relevant market at which, in accordance with normal banking procedures, the Dollars or Foreign Currency into which conversion is being made could be purchased with the Foreign Currency from which conversion is being made from major banks located in either New York City, London or any other principal market for Dollars or such purchased Foreign Currency. In the event of the unavailability of any of the exchange rates provided for in the foregoing clauses (i), (ii) and (iii), the Exchange Rate Agent, if any, or if there shall not be a Exchange Rate Agent, then the Trustee, shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City, London or other principal market for such Currency or Currency unit in question, or such other quotations as the Exchange Rate Agent or the Trustee, as the case may be, shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if any, or if there shall not be a Exchange Rate Agent, then by the Trustee, if there is more than one market for dealing in any Currency or Currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such Currency or Currency unit shall be that upon which a nonresident insurer of securities designated in such Currency or Currency unit would purchase such Currency or Currency unit in order to make payments in respect of such securities.

            "Maturity", when used with respect to any Debt Security, means the date on which the principal of such Debt Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder thereof or otherwise.

            "Mortgage" means any mortgage, lien, pledge or other encumbrance.

            "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

            "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company (including an employee of the Company) or an Affiliate of the Company and who shall be satisfactory to the Trustee, which is delivered to the Trustee.

            "Outstanding", when used with respect to Debt Securities, means, as of the date of determination, all Debt Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Debt Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Debt Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Debt Securities and any coupons thereto appertaining: provided, however, that if such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

        (iii) Debt Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company; and

         (iv) Debt Securities converted into Common Stock pursuant hereto and, for purposes of selection for redemption, Debt Securities not deemed Outstanding pursuant to Section 1304;

provided, however, that in determining whether the Holders of the requisite principal amount of Debt Securities Outstanding have performed any Act hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Debt Securities which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded, Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have performed any Act hereunder, the principal amount of (i) a Discount Security that shall be deemed to be Outstanding for such purpose shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, and the principal amount of a Debt Security denominated in a Foreign Currency that shall be deemed to be Outstanding for such purpose shall be the amount calculated pursuant to Section 310(k) and (ii) a Dual Currency Security that shall be deemed to be Outstanding for such purpose shall be the amount that would be due and payable with respect to such Dual Currency Security as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

            "Overdue Rate", when used with respect to any series of the Debt Securities, means the rate designated as such in or pursuant to the Board Resolution or the supplemental indenture, as the case may be, relating to such series as contemplated by Section 301.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Debt Securities on behalf of the Company.

            "permanent Global Note" shall have the meaning given such term in
Section 304(b).

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

            "Place of Payment" when used with respect to the Debt Securities of any series means the place or places where the principal of (and premium, if any) and interest on the Debt Securities of that series are payable as specified pursuant to Section 301.

            "Predecessor Security" of any particular Debt Security means every previous Debt Security evidencing all or a portion of the same debt as that evidenced by such particular Debt Security; and, for the purposes of this definition, any Debt Security authenticated and delivered under Section 306 in lieu of a mutilated, lost, destroyed or stolen Debt Security or a Debt Security to which a mutilated, lost, destroyed or stolen Coupon appertains shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Debt Security or the Debt Security to which the mutilated, lost, destroyed or stolen Coupon appertains, as the case may be.

            "Redemption Date" means the date fixed for redemption of any Debt Security pursuant to this Indenture which, in the case of a Floating Rate Security, unless otherwise specified pursuant to Section 301, shall be an Interest Payment Date only.

            "Redemption Price" means, in the case of a Discount Security, the amount of the principal thereof that would be due and payable as of the Redemption Date upon a declaration of acceleration of the maturity thereof pursuant to Section 502, and in the case of any other Debt Security, the principal amount thereof, plus, in each case, premium, if any, and accrued and unpaid interest, if any, to the Redemption Date.

            "Registered Holder" means the Person in whose name a Registered Security is registered in the Security Register.

            "Registered Security" means any Debt Security in the form established pursuant to Section 201 which is registered as to principal and interest in the Security Register.

            "Regular Record Date" for the interest payable on the Registered Securities of any series on any Interest Payment Date means the date specified for the purpose pursuant to Section 301 for such Interest Payment Date.

            "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Period" shall have the meaning as set forth in U.S. Treasury Regulation Section 1.163-5(c)(2)(i)(D)(7).

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 305(a).

            "Senior Indebtedness" means (i) the principal of and premium, if any, and interest on all indebtedness of the Company for money borrowed, whether outstanding on the date of execution of this Indenture or thereafter created, assumed or incurred, except (x) obligations evidenced by the Debt Securities,
(y) the Company's existing subordinated indebtedness, and (z) such other indebtedness of the Company as is by its terms expressly stated to be not superior in right of payment to the Debt Securities or to rank PARI PASSU in right of payment with the Debt Securities, (ii) whether outstanding on the date of this Indenture or thereafter created, assumed or incurred, all indebtedness of the Company for claims in respect of derivative products such as interest and foreign exchange rate contracts, commodity contracts and similar arrangements, other than obligations which, by their terms, are expressly stated (x) to be not superior in right of payment to the Debt Securities or (y) to rank PARI PASSU in right of payment with the Debt Securities and (iii) any deferrals, renewals or extensions of any such Senior Indebtedness. The term "indebtedness of the Company for money borrowed" means any obligation of, or any obligation guaranteed by, the Company for the repayment of money borrowed, whether or not evidenced by bonds, debentures, notes or other written instruments, and any deferred obligation for payment of the purchase price of property or assets.
For purposes of this definition, "claim" shall have the meaning assigned thereto in Section 101(4) of the Bankruptcy Code of 1978, as amended and in effect on the date of execution of this Indenture.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "Specified Amount" has the meaning specified in Section 310(i).

            "Stated Maturity", when used with respect to any Debt Security or any installment of principal thereof or premium thereon or interest thereon, means the date specified in such Debt Security or the Coupon, if any, representing such installment of interest, as the date on which the principal of such Debt Security or such installment of principal, premium or interest is due and payable.

            "Subsidiary" means a corporation, at least a majority of the outstanding Voting Stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries.

            "Tangible Stockholders' Equity" as of any date means the aggregate of (i) capital (including all preferred stock, common stock and capital surplus) and (ii) retained earnings, after deducting intangibles (other than goodwill, net of accumulated amortization, existing as of December 31, 1994), any contra-equity account, and the cost of shares of capital stock held in treasury, all as would be shown on a consolidated balance sheet of the Company and its subsidiaries as of such date prepared in accordance with generally accepted accounting principles.

            "temporary Global Note" shall have the meaning given such term in
Section 304(b).

            "Trading Day" has the meaning specified in Section 1703.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to Debt Securities of such series.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 1105; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "United States" means the United States of America (including the States and the District of Columbia), and its "possessions" which include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and Northern Mariana Islands.

            "United States Alien" means any person who, as to the United States, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more members of which is, as to the United States, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

            "U.S. Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 301 until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" as used with respect to the Debt Securities of any series shall mean the U.S. Depositary with respect to the Debt Securities of that series.

            "U.S. Government Obligations" has the meaning specified in Section 1502.

            "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

            "Valuation Date" has the meaning specified in Section 310(d).


            "Vice President" includes with respect to the Company and the Trustee, any Vice President of the Company or the Trustee, as the case may be, whether or not designated by a number or word or words added before or after the title "Vice President".

            "Voting Stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

            "Wholly-Owned Subsidiary" means a Subsidiary of which all of the outstanding voting stock (other than directors' qualifying shares) is at the time, directly or indirectly, owned by the Company, or by one or more Wholly-Owned Subsidiaries of the Company, or by the Company and one or more Wholly-Owned Subsidiaries.

            SECTION 102.  Compliance Certificates and Opinions.

            Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this

Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 103.      Form of Documents Delivered to Trustee.

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate of opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 104.      Notices, etc., to Trustee and Company.

            Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, (attention: Corporate Trust Trustee Administration), or

            (2) The Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or airmail postage prepaid if sent from outside the United States, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument, to the attention of its Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

            Any such Act or other document shall be in the English language, except that any published notice may be in an official language of the country of publication.

            SECTION 105.  Notice to Holders; Waiver.

            Where this Indenture provides for notice to Holders of any event,
(1) such notice shall be sufficiently given to Registered Holders (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to such Registered Holders as their names and addresses appear in the Security Register, within the time prescribed, and (2) such notice shall be sufficiently given to Holders of Bearer Securities or Coupons (unless otherwise herein expressly provided) if published at least twice in an Authorized Newspaper or Newspapers in The City of New York and, if Debt Securities of such series are then listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, in a daily newspaper in London or Luxembourg or in such other city or cities specified pursuant to Section 301 or in any Debt Security on Business Days, the first such publication to be not earlier than the earliest date and not later than two Business Days prior to the latest date prescribed for the giving of such notice: provided, however, that, in any case, any notice to Holders of Floating Rate Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 301, shall be sufficiently given if given in the manner specified pursuant to Section 301.

            In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

            In the event of suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to give notice by publication, such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

            Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Holder, shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. In any case where notice to Holders is given by publication, any defect in any notice so published as to any particular Holder shall not affect the sufficiency of such notice with respect to other Holders, and any notice which is published in the manner herein provided shall be conclusively presumed to have been duly given.

            SECTION 106.  Conflict with Trust Indenture Act.

            If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

            SECTION 107.      Effect of Headings and Table of Contents.

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 108.  Successors and Assigns.

            All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

            SECTION 109.  Separability Clause.

            In case any provision in this Indenture or in the Debt Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 110.  Benefits of Indenture.

            Nothing in this Indenture or in the Debt Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 111.  Governing Law.

            This Indenture, the Debt Securities and the Coupons shall be deemed to be contracts made and to be performed entirely in the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State without regard to the conflicts of law rules of said State.

            SECTION 112.  Legal Holidays.

            Unless otherwise specified pursuant to Section 301 or in any Debt Security, in any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Debt Security of any series shall not be a Business Day at any Place of Payment for the Debt Securities of that series, then (notwithstanding any other provision of this Indenture or of the Debt Securities or Coupons) payment of principal (and premium, if any) or interest need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day if such payment is made or duly provided for on such Business Day.

            SECTION 113.  No Security Interest Created.

            Nothing in this Indenture or in the Debt Securities or Coupons, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

            SECTION 114.  Liability Solely Corporate.

            No recourse shall be had for the payment of the principal of (or premium, if any) or the interest on any Debt Securities or Coupons, or any part thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any predecessor or successor corporation), either directly or through the Company (or any such predecessor or successor corporation), whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and all the Debt Securities and Coupons are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any such incorporator, stockholder, officer or director, past, present or future, of the Company (or any incorporator, stockholder, officer or director of any such predecessor or successor corporation), either directly or indirectly through the Company or any such predecessor or successor corporation, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in any of the Debt Securities or Coupons or to be implied herefrom or therefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of Securities; provided, however, that nothing herein or in the Debt Securities or Coupons contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of the shares of capital stock not fully paid.

            SECTION 115.  Counterparts.

            For the convenience of the parties, any number of counterparts of this Indenture may be executed by any one or more parties hereto and each such executed counterpart shall be, and shall be deemed to be, an original, but all of which shall constitute, and shall be deemed to constitute, in the aggregate but one and the same instrument.


                                   ARTICLE TWO

                               DEBT SECURITY FORMS

            SECTION 201.  Forms Generally

            The Debt Securities and the Coupons, if any, of each series shall be substantially in one of the forms (including global form) established in or pursuant to a Board Resolution or one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation or any securities exchange on which any series of the Debt Securities may be listed, or to conform to usage, all as determined by the officers executing such Debt Securities and Coupons as conclusively evidenced by their execution of such Debt Securities and Coupons. If the form of a series of Debt Securities or Coupons (or any Global Note) is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee, together with an Officers' Certificate setting forth the form of such series, at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Debt Securities (or any such Global Note) or Coupons. Any form of Debt Security established in or pursuant to a Board Resolution must be acceptable as to form to the Trustee, such acceptance to be evidenced by the Trustee's authentication of Debt Securities in that form or a certificate signed by a Responsible Officer of the Trustee and delivered to the Company.

            Unless otherwise specified as contemplated by Section 301, Debt Securities in bearer form (other than in global form) shall have coupons attached.

            The definitive Debt Securities and Coupons, if any, of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which such series of Debt Securities may be listed, all as determined by the officers executing such Debt Securities and Coupons, as conclusively evidenced by their execution of such Debt Securities and Coupons.

            SECTION 202.  Form of Trustee's Certificate of Authentication.

            The form of the Trustee's certificate of authentication to be borne by the Debt Securities shall be substantially as follows:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Debt Securities of the series designated therein referred to in the within mentioned Indenture.

                                           CHEMICAL BANK
                                            as Trustee

                        By_______________________________
                          Authorized Officer


                                  ARTICLE THREE

                               THE DEBT SECURITIES

            SECTION 301.  Amount Unlimited; Issuable in Series.

            The aggregate principal amount of Debt Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Debt Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and (subject to Section 303) set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Debt Securities of any series:

            (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of such series from all other series of Debt Securities);

            (2) the limit, if any, upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Debt Securities of such series pursuant to Sections 304, 305, 306, 1106, 1308 or 1702);

            (3) the date or dates on which or periods during which the Debt Securities of the series may be issued, and the date or dates (or the method of determination thereof) on which the principal of (and premium, if any, on) the Debt Securities of such series are or may be payable (which, if so provided in such Board Resolution or supplemental indenture may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time);

            (4) the rate or rates (or the method of determination thereof) at which the Debt Securities of the series shall bear interest, if any, and the dates from which such interest shall accrue (which, in either case or both, if so provided in such Board Resolution or supplemental indenture may be determined by the Company from time to time and set forth in the Debt Securities of the series issued from time to time), the Interest Payment Dates on which such interest shall be payable (or the method of determination thereof), and, in the case of Registered Securities, the Regular Record Dates for the interest payable on such Interest Payment Dates and, in the case of Floating Rate Securities, the notice, if any, to Holders regarding the determination of interest and the manner of giving such notice, and the extent to which, or the manner in which, any interest payable on any Global Note on an Interest Payment Date will be paid if other than in the manner provided in Section 307;

            (5) the place or places, if any, in addition to or instead of the Corporate Trust Office of the Trustee (in the case of Registered Securities) or the principal London office of the Trustee (in the case of Bearer Securities), where the principal of (and premium, if any) and interest on Debt Securities of the series shall be payable;

            (6) the obligation, if any, of the Company to redeem or purchase Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder and the period or periods within which or the dates on which, the prices at which and the terms and conditions upon which Debt Securities of the series shall be redeemed, repaid or purchased, in whole or in part, pursuant to such obligation;

            (7) the period or periods within which or the date or dates on which, the price or prices at which and the terms and conditions upon which Debt Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

            (8) if the coin or Currency in which the Debt Securities shall be issuable is in Dollars, the denominations of such Debt Securities if other than denominations of $1,000 and any integral multiple thereof (except as provided in Section 304);

            (9) whether the Debt Securities of the series are to be issued as Discount Securities and the amount of discount with which such Debt Securities may be issued and, if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

            (10) provisions, if any, for the defeasance of Debt Securities of the series;

            (11) whether Debt Securities of the series are to be issued as Registered Securities or Bearer Securities or both, and, if Bearer Securities are issued, the applicable certification procedures pursuant to
      Section 304(d), whether Coupons will be attached thereto, whether Bearer Securities of the series may be exchanged for Registered Securities of the series, or whether Registered Securities of the series may be exchanged for Bearer Securities of the series, as provided in Section 305(b) or otherwise and the circumstances under which and the place or places at which any exchanges, if permitted, may be made;

            (12) whether the provisions of Section 1202 and 1302 or other provisions for payment of additional amounts of tax redemptions shall apply and, if other provisions shall apply, such other provisions, whether a procedure other than that set forth in Section 304(b) shall apply and, if so, such other procedure, and if the procedure set forth in Section 304(b) shall apply, the forms of certifications to be delivered under such procedure;

            (13) if other than Dollars, the Foreign Currency or Currencies in which Debt Securities of the series shall be denominated, or in which payment of the principal of (and/or premium, if any) and/or interest on the Debt Securities of the series may be made, and the particular provisions applicable thereto and, if applicable, the amount of Debt Securities of the series which entitles the Holder of a Debt Security of the series or proxy to one vote for purposes of Section 905;

            (14) if the principal of (and premium, if any) or interest on Debt Securities of the series are to be payable, at the election of the Company or a Holder thereof, in a Currency other than that in which the Debt Securities are denominated or payable without such election, in addition or in lieu of the provisions of Section 310, the period or periods within which and the terms and conditions upon which, such election may be made and the time and the manner of determining the exchange rate or rates between the Currency or Currencies in which the Debt Securities are denominated or payable without such election and the Currency or Currencies in which the Debt Securities are to be paid if such election is made;

            (15) the date as of which any Bearer Securities of the series and any global Debt Security representing any Outstanding Debt Securities of the series shall be dated if other than the date of original issuance of the first Debt Security of the Series to be issued;

            (16) if the amount of payments of principal of (and premium, if any) or interest on the Debt Securities of the series may be determined with reference to an index including, but not limited to, an index based on a Currency or Currencies other than that in which the Debt Securities are denominated or payable, or any other type of index, the manner in which such amounts shall be determined;

            (17) if the Debt Securities of the series denominated or payable in a Foreign Currency, any other terms concerning the payment of principal of (and premium, if any) or any interest on such Debt Securities (including the Currency or Currencies of payment thereof);

            (18)  the designation of the original Exchange Rate Agent;

            (19)  the applicable Overdue Rate, if any;

            (20) if the Debt Securities of the series do not bear interest, the applicable dates for purposes of Section 701;

            (21) any addition to, or modification or deletion of, any Events of Default or covenants provided for with respect to Debt Securities of the series; and

            (22) if Bearer Securities of the series are to be issued, in addition to or in substitution for the provisions set forth in Sections 303, 304 and 305, (x) whether interest in respect of any portion of a temporary Debt Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of any Interest Payment Date prior to the exchange of such temporary Debt Security for definitive Debt Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Debt Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date, and
      (y) the terms upon which interests in such temporary Debt Security in global form may be exchanged for interests in a permanent Global Note or for definitive Debt Securities of the series and the terms upon which interests in a permanent Global Note, if any, may be exchanged for definitive Debt Securities of the series;

            (23) whether the Debt Securities of the series shall be issued in whole or in part in the form of one or more Global Notes and, in such case, the U.S. Depositary or any Common Depositary for such Global Note or Notes;

            (24) whether the Debt Securities will be convertible into Common Stock and, if so, the terms and conditions upon which such conversion will be effected including the initial Conversion Price or rate, the conversion period and other provisions in addition to or in lieu of those described herein;

            (25) if any of the Debt Securities of such series are issuable as Dual Currency Securities, the two currencies in either of which any scheduled payment of principal, premium, if any, or interest due thereon may be made at the option of the Company, and any other special terms with respect to such Dual Currency Securities; and

            (26) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

            All Debt Securities of any one series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, which, as set forth above, may be determined by the Company from time to time as to Debt Securities of a series if so provided in or established pursuant to the authority granted in a Board Resolution or in any such indenture supplemental hereto, and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 303) set forth in such Officers' Certificate, or in any such indenture supplemental hereto. All Debt Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Debt Securities of such series.

            If any of the terms of a series of Debt Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

            SECTION 302.  Denominations.

            In the absence of any specification pursuant to Section 301 with respect to Debt Securities of any series, the Debt Securities of such series shall be issuable only as Registered Securities in denominations of $1,000 and any integral multiple thereof and shall be payable only in Dollars.

            SECTION 303.  Execution, Authentication, Delivery and Dating.

            The Debt Securities and the Coupons, if any, of any series shall be executed on behalf of the Company by its Chairman, its President, one of its Vice Presidents or its Treasurer, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

            Debt Securities and Coupons bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Debt Securities and Coupons or did not hold such offices at the date of such Debt Securities and Coupons.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities, with appropriate Coupons, if any, of any series, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Debt Securities and Coupons and the Trustee in accordance with the Company Order shall authenticate and make available for delivery such Debt Securities and Coupons: PROVIDED, HOWEVER, that no Bearer

Security that has been sold during the Restricted Period shall be mailed or otherwise delivered to any location in the United States; and provided, further, that a Bearer Security may be delivered by the Company in definitive form only if the Person entitled to receive such Bearer Security shall have furnished a certificate substantially in the form set forth in Exhibit A to this Indenture. If all the Debt Securities of any one series are not to be issued at one time and if a Board Resolution or supplemental indenture relating to such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Debt Securities such as interest rate, Stated Maturity, date of issuance and date from which interest, if any, shall accrue. If any Debt Security shall be represented by a permanent Global Note, then, for purposes of this Section and Section 304, the notation of a beneficial owner's interest therein upon original issuance of such Debt Security or upon exchange of a portion of a temporary Global Note shall be deemed to be delivery in definitive form by the Company of such beneficial owner's interest in such permanent Global Note. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons for interest then matured have been detached and cancelled.

            Subject to the second succeeding paragraph, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, prior to the authentication and delivery of the Debt Securities and Coupons of such series, in addition to any Officers' Certificate and Opinion of Counsel required to be furnished to the Trustee pursuant to Section 102, (i) the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Debt Securities and Coupons have been approved, (ii) an Officers' Certificate as to the absence of any event which is, or after notice or lapse of time or both would become, an Event of Default, and (iii) an Opinion of Counsel stating that:

            (1) all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Debt Securities and Coupons conform to the requirements of this Indenture and, in the case of a non-continuous offering of such Debt Securities, constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities and Coupons, or, in the case of a continuous offering of such Debt Securities, upon delivery of such additional instruments specified in the Company Order delivered pursuant to this Section 303, will constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Debt Securities and Coupons;

            (2) in the case of a non-continuous offering of a series of Debt Securities, the forms and terms of such Debt Securities and Coupons have been established in conformity with the provisions of this Indenture, or, in the case of a continuous offering of a series of Debt Securities, the forms and terms of any such Debt Security, when completed in accordance with the Company Order delivered pursuant to this Section 303, will have been established in conformity with the provisions of this Indenture;

            (3) in the event that the forms or terms of such Debt Securities and Coupons have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the availability of the equitable remedies of specific performance or injunctive relief being subject to the discretion of the court before which any proceeding may be brought and subject to such other exceptions or qualifications as counsel shall reasonably request;


            (4) the execution and delivery of such Debt Securities and Coupons have been duly authorized by all necessary corporate action of the Company; in the case of a non-continuous offering of a series of Debt Securities, such Debt Securities and Coupons have been duly executed by the Company, or, in the case of a continuous offering of a series of Debt Securities, when the terms of any such Debt Security are completed in accordance with the Company Order delivered pursuant to this Section 303 and such Debt Security is duly executed by the Company, and, in either case, assuming due authentication by the Trustee and delivery by the Company, such Debt Securities constitute, or will constitute, as the case may be, the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and subject to the availability of the equitable remedies of specific performance or injunctive relief being subject to the discretion of the court before which any proceeding may be brought and subject to such other exceptions or qualifications as counsel shall reasonably request;

            (5) all laws and requirements in respect of the execution and delivery by the Company of such Debt Securities have been complied with; and

            (6) the amount of Debt Securities Outstanding of such series, together with the amount of the Debt Securities to be authenticated pursuant to the Company Order delivered pursuant to this Section 303, does not exceed any limit established under the terms of this Indenture on the amount of Debt Securities of such series that may be authenticated and delivered.

            The Trustee shall not be required to authenticate such Debt Securities and Coupons if the issuance of such Debt Securities and Coupons pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debt Securities and this Indenture in a manner which is not reasonably acceptable to the Trustee.

            Notwithstanding the provisions of Section 301 and of the second preceding paragraph, if all Debt Securities of a series are to be offered on a continuous basis, it shall not be necessary to deliver the Officers' Certificate and Opinion of Counsel otherwise required by Section 102, the Officers' Certificate otherwise required pursuant to Section 301, the Company Order or the Opinion of Counsel otherwise required pursuant to such second preceding paragraph at or prior to the time of authentication of each such Debt Security if such documents are delivered at or prior to the time of authentication upon original issuance of the first such Debt Security to be issued.

            Each Registered Security shall be dated the date of its authentication. Each Bearer Security (including any temporary, or permanent or definitive Bearer Security in global form) shall be dated as of the date of original issuance of the first Debt Security of such series to be issued, except as otherwise provided pursuant to Section 301 with respect to the Bearer Securities of any series.

            No Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Debt Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent, and such certificate upon any Debt Security shall be conclusive evidence, and the only evidence, that such Debt Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this

Indenture. Notwithstanding the foregoing, if any Debt Security and Coupons shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debt Security and Coupons to the Trustee for cancellation as provided in Section 308 together with a written statement (which need not comply with Section 102) stating that such Debt Security and Coupons has never been issued and sold by the Company, for all purposes of this Indenture such Debt Security and Coupons shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

            SECTION 304. Temporary Debt Securities; Exchange of Temporary Global Notes for Definitive Bearer Securities.

            (a) Pending the preparation of definitive Registered Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Registered Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination for Registered Securities of such series, substantially of the tenor of the definitive Registered Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Registered Securities may determine, as conclusively evidenced by their execution of such Registered Securities. Every such temporary Registered Security shall be executed by the Company and shall be authenticated and made available for delivery by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Registered Securities in lieu of which they are issued. In the case of any series issuable as Bearer Securities, such temporary Debt Securities may be in global form, representing such of the Outstanding Debt Securities of such series as shall be specified therein.

            Except in the case of temporary Debt Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series, of a like Stated Maturity and with like terms and provisions, upon surrender of the temporary Debt Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder, except as provided in Section 305 in connection with a transfer. Upon surrender for cancellation of any one or more temporary Debt Securities of any series (accompanied by any unmatured Coupons), the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of a like Stated Maturity and like terms and provisions; provided, however, unless otherwise specified pursuant to
Section 301, that no definitive Bearer Security shall be delivered in exchange for a temporary Registered Security; and provided, further, that a definitive Bearer Security (including a definitive Bearer Security in global form) shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 303. Until so exchanged, the temporary Registered Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Registered Securities of such series.

            (b) Unless otherwise specified pursuant to Section 301, all Bearer Securities of a series shall be initially issued in the form of a single temporary Bearer Security in global form (a "temporary Global Note"). The Company shall execute, and upon Company Order the Trustee shall authenticate, any temporary Global Note and any permanent Bearer Security in global form (as described below, a "permanent Global Note") upon the same conditions and in substantially the same manner, and with the same effect, as definitive Bearer Securities, and the temporary or permanent Global Note, as the case may be, shall, unless otherwise specified therein, be delivered by the Trustee to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of the Euro-clear Operator or CEDEL, as the case may be, for credit to the account of the Company (in the case of sales of Bearer Securities by the Company directly to investors) or the managing underwriter (in the case of sales of Bearer Securities by the Company to underwriters) or such other accounts as the Company or the managing underwriter, respectively, may direct.

            On or after the date which is 40 days after the closing of the sale of Debt Securities (the "Exchange Date"), the Debt Securities represented by such temporary Global Note may be exchanged for definitive Debt Securities (subject to the second succeeding paragraph) or Debt Securities to be represented thereafter by one or more permanent Global Notes without Coupons.
On or after the Exchange Date, such temporary Global Note shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, at its principal office in London (or at such other place specified
outside the United States pursuant to         Section 301) and following such
surrender, the Trustee shall (1) endorse the temporary Global Note to reflect the reduction of its principal amount by an equal aggregate principal amount of such permanent Global Note, (2) endorse the applicable permanent Global Note, if any, to reflect the initial amount, or an increase in the amount of Debt Securities represented thereby, (3) manually authenticate such definitive Debt Securities or such permanent Global Note, as the case may be, (4) deliver such definitive Debt Securities or such permanent Global Note to the Common Depositary to be held outside the United States for the accounts of the Euro-clear Operator or CEDEL, as the case may be, for credit to the respective accounts at Euro-clear Operator or CEDEL, as the case may be, designated by or on behalf of the beneficial owners of such Debt Securities (or to such other accounts as they may direct) and (5) redeliver such temporary Global Note to the Common Depositary, unless such temporary Global Note shall have been cancelled in accordance with Section 308 hereof; provided, however, that, unless otherwise specified in such temporary Global Note, in the case of definitive Debt Securities or a permanent Global Note to be delivered in bearer form, upon such presentation by the Common Depositary, such temporary Global Note shall be accompanied by a certificate dated the Exchange Date, or a subsequent date and signed by the Euro-clear Operator, as to the portion of such temporary Global Note held for its account then to be exchanged for definitive Debt Securities or one or more permanent Global Notes, as the case may be, and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL, as to the portion of such temporary Global Note held for its account then to be exchanged for definitive Debt Securities, or one or more permanent Global Notes, as the case may be, each substantially in the form set forth in Exhibit B to this Indenture. Each certificate substantially in the form of Exhibit B hereto of the Euro-clear Operator or CEDEL, as the case may be, shall be based on certificates of the account holders listed in the records of the Euro-clear Operator or CEDEL, as the case may be, as being entitled to all or any portion of the applicable temporary Global Note. An account holder of the Euro-clear Operator or CEDEL, as the case may be, desiring to effect the exchange of an interest in a temporary Global Note for an interest in definitive Debt Securities or one or more permanent Global Notes shall instruct the Euro-clear Operator or CEDEL, as the case may be, to request such exchange on its behalf and shall deliver to the Euro-clear Operator or CEDEL, as the case may be, a certificate substantially in the form of Exhibit A hereto and dated no earlier than 15 days prior to the Exchange Date. Until so exchanged, temporary Global Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities and permanent Global Notes of the same series authenticated and delivered hereunder, except as to payment of interest, if any.

            The delivery to the Trustee by the Euro-clear Operator or CEDEL of any certificate substantially in the form of Exhibit B hereto may be relied upon by the Company and the Trustee as conclusive evidence that a corresponding certificate or certificates has or have been delivered to the Euro-clear Operator or CEDEL, as the case may be, pursuant to the terms of this Indenture.

            On or prior to the Exchange Date, the Company shall deliver to the Trustee definitive Debt Securities in aggregate principal amount equal to the principal amount of such temporary Global Note, executed by the Company. At any time, on or after the Exchange Date, upon 30 days' notice to the Trustee by the Euro-clear Operator or CEDEL, as the case may be, acting at the request of or on behalf of the beneficial owner, a Debt Security represented by a temporary Global Note or a permanent Global Note, as the case may be, may be exchanged, in whole or from time to time in part, for definitive Debt Securities without charge and the Trustee shall authenticate and make available for delivery, in exchange for each portion of such temporary Global Note or such permanent Global Note, an equal aggregate principal amount of definitive Debt Securities of the same series of authorized denominations and of a like Stated Maturity and with like terms and conditions, as the portion of such temporary Global Note or such permanent Global Note to be exchanged, which, unless the Debt Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as contemplated by Section 301, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; PROVIDED, HOWEVER, that definitive Bearer Securities shall be delivered in exchange for a portion of the temporary Global Note only in compliance with the requirements of the second preceding paragraph. On or prior to the forty-fifth day following receipt by the Trustee of such notice with respect to a Debt Security (and receipt of appropriate certification referred to in the second preceding paragraph, in the case of definitive Bearer Securities to be received in exchange for a portion of the temporary Global Note, or, if such day is not a Business Day, the next succeeding Business Day, the temporary Global Note or the permanent Global Note, as the case may be, shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Debt Securities without charge following such surrender, upon the request of the Euro-clear Operator or CEDEL, as the case may be, and the Trustee shall (1) endorse the applicable temporary Global Note or the permanent Global Note to reflect the reduction of its principal amount by the aggregate principal amount of such Debt Security, (2) cause the terms of such Debt Security and Coupons, if any, to be entered on a definitive Debt Security, (3) manually authenticate such definitive Debt Security, and (4) deliver such definitive Debt Security outside the United States to the Euro-clear Operator or CEDEL, as the case may be, for or on behalf of the beneficial owner thereof, in exchange for a portion of such temporary Global Note or the permanent Global Note.

            Unless otherwise specified in such temporary Global Note or the permanent Global Note, any such exchange shall be made free of charge to the beneficial owners of such temporary Global Note or the permanent Global Note, except that a Person receiving definitive Debt Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Debt Securities in person at the offices of the Euro-clear Operator or CEDEL. Definitive Securities in bearer form to be delivered in exchange for any portion of a temporary Global Note or the permanent Global Note shall be delivered only outside the United States. Notwithstanding the foregoing, in the event of redemption or acceleration of all or any part of a temporary Global Note prior to the Exchange Date, a permanent Global Note or definitive Bearer Securities, as the case may be, will not be issuable in respect of such temporary Global Note or such portion thereof, and payment thereon will instead be made as provided in such temporary Global Note.

            Until exchanged in full as hereinabove provided, any temporary Global Note or the permanent Global Note shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of the same series and tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 301, interest payable on such temporary Global Note on an Interest Payment Date for Debt Securities of such series occurring prior to the date of receipt by the Trustee of the certification described in the fourth preceding paragraph of this Section 304(b) substantially in the form of Exhibit B hereto shall be payable to the Euro-clear Operator or CEDEL on such Interest Payment Date only upon delivery by the Euro-clear Operator or CEDEL to the Trustee of a certificate or certificates substantially in the form set forth in Exhibit B to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary Global Note on such Interest Payment Date and who have each delivered to the Euro-clear Operator or CEDEL, as the case may be, a certificate substantially in the form set forth in Exhibit A to this Indenture.

            Any definitive Bearer Security authenticated and delivered by the Trustee in exchange for a portion of a temporary Global Note or the permanent Global Note shall not bear a Coupon for any interest which shall theretofore have been duly paid by the Trustee to the Euro-clear Operator or CEDEL, or by the Company to the Trustee in accordance with the provisions of this Section 304.

            (c) If the Company shall establish pursuant to Section 301 that the Registered Securities of a series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 303 and the Company Order with respect to such series, authenticate and make available for delivery one or more Global Notes in temporary or permanent form that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Debt Securities of such series to be represented by one or more Global Notes, (ii) shall be registered in the name of the U.S. Depositary for such Global Note or Notes or the nominee of such depositary, (iii) shall be delivered by the Trustee to such depositary or pursuant to such depositary's instruction and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Debt Securities in definitive form, this Debt Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

            Notwithstanding any other provision of this Section or Section 305, unless and until it is exchanged in whole or in part for Registered Securities in definitive form, a Global Note representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary for such series or a nominee of such successor depositary.

            If at any time the U.S. Depositary for the Debt Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Debt Securities of such series or if at any time the U.S. Depositary for Debt Securities of a series shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Debt Securities of such series. If a successor U.S. Depositary for the Debt Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and make available for delivery, Registered Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

            The Company may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series, will authenticate and make available for delivery, Registered Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Global Note or Notes representing such series in exchange for such Global Note or Notes.

            If specified by the Company pursuant to Section 301 with respect to Registered Securities of a series, the U.S. Depositary for such series of Registered Securities may surrender a Global Note for such series of Debt Securities in exchange in whole or in part for Registered Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and make available for delivery, without charge,

            (i) to each Person specified by the U.S. Depositary a new Registered Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and

            (ii) to the U.S. Depositary a new Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Registered Securities delivered to Holders thereof.

            Upon the exchange of a Global Note for Registered Securities in definitive form, such Global Note shall be cancelled by the Trustee. Debt Securities issued in exchange for a Global Note pursuant to this subsection (c) shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall make such Debt Securities available for delivery to the Persons in whose names such Debt Securities are so registered.

            (d) With respect to Exhibits A and B to this Indenture, the Company may, in its discretion and if required or desirable under applicable law, substitute one or more other forms of such exhibits for such exhibits, eliminate the requirement that any or all certificates be provided, or change the time that any certificate may be required, provided that such substitute form or forms or notice of elimination or change of such certification requirement have theretofore been delivered to the Trustee with a Company Request and such form or forms, elimination or change is reasonably acceptable to the Trustee and otherwise complies with applicable law.

            SECTION 305.  Registration, Transfer and Exchange.

            (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers and exchanges of Registered Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and registering transfers and exchanges of Registered Securities as herein provided; PROVIDED, HOWEVER, that the Company may appoint co-Security Registrars so long as there is only one Security Register per series of Debt Securities.

            Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee, one or more new Registered Securities of the same series of like aggregate principal amount of such denominations as are authorized for Registered Securities of such series and of a like Stated Maturity and with like terms and conditions.

            At the option of the Holder, Registered Securities of any series (except Global Notes) may be exchanged for other Registered Securities of the same series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions, upon surrender of the Registered Securities to be exchanged at such office or agency. Whenever any Registered Securities are surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Registered Securities which the Holder making the exchange is entitled to receive.

            (b) If and to the extent specified pursuant to Section 301, the provisions of this Section 305(b) shall be applicable to Debt Securities of any series which are Bearer Securities. At the option of the Holder thereof, to the extent permitted by law, any Bearer Security of any series which by its terms is registrable as to principal and interest may be exchanged for a Registered Security of such series of like aggregate principal amount and of a like Stated Maturity and with like terms and conditions upon surrender of such Bearer Security at the Corporate Trust Office or at any other office or agency of the Company designated pursuant to Section 301 for the purpose of making any such exchanges. Any Coupon Security surrendered for exchange shall be surrendered with all unmatured Coupons and any matured Coupons in default attached thereto. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; PROVIDED, HOWEVER, that except as otherwise provided in Section 1203, interest represented by Coupons shall be payable only upon presentation and surrender of those coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and of a like Stated Maturity and with like terms and conditions after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. The Company shall execute, and the Trustee shall authenticate and make available for delivery, the Registered Security or Securities which the Holder making the exchange is entitled to receive.

            Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of United States income tax laws and regulations applicable to Debt Securities in effect at the time of such exchange.

            (c) Except as otherwise specified pursuant to Section 301, in no event may Registered Securities, including Registered Securities received in exchange for Bearer Securities, be exchanged for Bearer Securities.

            (d) All Debt Securities issued upon any registration of transfer or exchange of Debt Securities shall be valid obligations of the Company, evidence the same debt, and be entitled to the same benefits under this Indenture as the Debt Securities surrendered for such registration of transfer or exchange.

            Every Registered Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge will be made for any registration of transfer or exchange of Debt Securities except as provided in Section 304(b) or 306. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Debt Securities, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

            The Company shall not be required (i) to register, register the transfer of or exchange Debt Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Debt Securities of such series selected for redemption under Section 1304 and ending at the close of business on the day of such transmission, or (ii) to register, register the transfer of or exchange any Debt Security so selected for redemption in whole or in part, except the unredeemed portion of any Debt Security being redeemed in part; PROVIDED, HOWEVER, that, unless otherwise specified pursuant to Section 301, if any Bearer Securities of any series which pursuant to Section 305(b) or as otherwise provided pursuant to Section 301 are exchangeable for Registered Securities are called for redemption pursuant to Section 1302, such Bearer Security, to the extent permitted by applicable law, may be exchanged for one or more Registered Securities of such series as provided in
Section 305(b) or otherwise during the period preceding any Redemption Date.

            SECTION 306.  Mutilated, Destroyed, Lost and Stolen Debt
                          Securities.

            If (i) any mutilated Debt Security or any mutilated Coupon with the Coupon Security to which it appertains (and all unmatured Coupons attached thereto) is surrendered to the Trustee at its Corporate Trust Office (in the case of Registered Securities) or at its principal London office (in the case of Bearer Securities), or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or any Coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent harmless, and neither the Company nor the Trustee shall have received notice that such Debt Security or Coupon has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen coupon appertained, a new Debt Security of the same series of like Stated Maturity and with like terms and conditions and like principal amount, bearing a number not contemporaneously outstanding, and, in the case of a Coupon Security, with such Coupons attached thereto that neither gain nor loss in interest shall result from such exchange or substitution.

            In case any such mutilated, destroyed, lost or stolen Debt Security or coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Debt Security, pay the amount due on such Debt Security or Coupon in accordance with its terms; PROVIDED, HOWEVER, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1203, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by Section 301, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

            Upon the issuance of any new Debt Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses

(including the fees and expenses of the Trustee) connected therewith.

            Every new Debt Security or Coupon of any series issued pursuant to this Section shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security or Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities or Coupons of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or Coupons.

            SECTION 307.  Payment of Interest; Interest Rights Preserved.

            (a) Interest on any Registered Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Person in whose name such Registered Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest notwithstanding the cancellation of such Registered Security upon any transfer, registration of transfer or exchange subsequent to the Regular Record Date. Payment of interest on Registered Securities shall be made at the offices of the Paying Agent or Paying Agents specified pursuant to
Section 301 or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or, if, and to the extent, provided pursuant to Section 301, at the option of the Registered Holder by wire transfer to an account designated by the Registered Holder.

            (b) Subject to the certification requirements set forth in the second paragraph of Section 304(b), interest on any Coupon Security which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the Coupon which has matured on such Interest Payment Date upon surrender of such Coupon on such Interest Payment Date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to Section 301.

            Subject to the certification requirements set forth in the second paragraph of Section 304(b), interest on any Bearer Security (other than a Coupon Security) which is payable and is punctually paid or duly provided for on any Interest Payment Date shall be paid to the Holder of the

Bearer Security upon presentation of such Bearer Security and notation thereon on such Interest Payment Date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to
Section 301.

            Unless otherwise specified pursuant to Section 301, at the direction of the Holder of any Bearer Security or Coupon payable in Dollars, payment on such Bearer Security or Coupon will be made by check drawn on a bank in The City of New York or, if agreeable to the Trustee, by wire transfer to a Dollar account maintained by such Holder outside the United States. If such payment at the offices of all Paying Agents outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in Dollars, the Company will appoint an office or agent in the United States at which such payment may be made. Unless otherwise specified pursuant to Section 301, at the direction of the Holder of any Bearer Security or Coupon payable in a Foreign Currency, payment on such Bearer Security or Coupon will be made by a check drawn on a bank outside the United States or by wire transfer to an appropriate account maintained by such Holder outside the United States. Except as provided in this paragraph, no payment on any Bearer Security or Coupon will be made by mail to an address in the United States or by wire transfer to an account in the United States.

            (c) Any interest on any Debt Security which is payable but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall, if such Debt Security is a Registered Security, forthwith cease to be payable to the Registered Holder on the relevant Regular Record Date by virtue of his having been such Registered Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money in the Currency or Currency unit in which the Debt Securities of such series are payable (except as otherwise specified pursuant to Sections 301 or 310) equal to the aggregate amount proposed to be paid in respect of such Defaulted

      Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which date shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to the Holders of such Registered Securities at their address as they appear in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Registered Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest on Registered Securities in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Registered Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

            (d) Any Defaulted Interest payable in respect of Bearer Securities of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Registered Securities (if any) and Bearer Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in Section 105 not more than 25 days and not less than 20 days prior to the date of the proposed payment.

            (e) Subject to the foregoing provisions of this Section, each Debt Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

            SECTION 308.  Cancellation.

            Unless otherwise specified pursuant to Section 301 for Debt Securities of any series, all Debt Securities surrendered for payment, redemption, registration of transfer, exchange or credit against any sinking fund and all Coupons surrendered for payment or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Registered Securities and matured coupons so delivered shall be promptly cancelled by the Trustee. All Bearer Securities and unmatured Coupons so delivered shall be held by the Trustee and, upon instruction by the Company Order, shall be cancelled or held for reissuance. Bearer Securities and unmatured Coupons held for reissuance may be reissued only in exchange for Bearer Securities of the same series and of like Stated Maturity and with like terms and conditions pursuant to Section 305 or in replacement of mutilated, lost, stolen or destroyed Bearer Securities of the same series and of like Stated Maturity and with like terms and conditions or the related Coupons pursuant to Section 306. All Bearer Securities and unmatured Coupons held by the Trustee pending such cancellation or reissuance shall be deemed to be delivered for cancellation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancellation any Debt Securities or Coupons previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Debt Securities previously authenticated hereunder which the Company has not issued, and all Debt Securities or Coupons so delivered shall be promptly cancelled by the Trustee. No Debt Securities or coupons shall be authenticated in lieu of or in exchange for any Debt Securities or Coupons cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Debt Securities and Coupons held by the Trustee shall be delivered to the Company upon Company Request. The acquisition of any Debt Securities or Coupons by the Company shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until such Debt Securities or Coupons are surrendered to the Trustee for cancellation. In the case of any temporary Global Note which shall be destroyed if the entire aggregate principal amount of the Debt Securities represented thereby has been exchanged, the certificate of destruction shall state that all certificates required pursuant to Section 304 hereof and substantially in the form of Exhibit B hereto, to be given by the Euro-clear Operator or CEDEL, have been duly presented to the Trustee by the Euro-clear Operator or CEDEL, as the case may be. Permanent Global Notes shall not be destroyed until exchanged in full for definitive Debt Securities or until payment thereon is made in full.

            SECTION 309.  Computation of Interest.

            Except as otherwise specified pursuant to Section 301 for Debt Securities of any series, interest on the Debt Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

            SECTION 310.  Currency Debt Securities.

            (a) Except as otherwise specified pursuant to Section 301 for Bearer Securities of any series, payment of the principal of (and premium, if any) and interest on Bearer Securities of such series denominated in any Currency will be made in such Currency.

            (b) With respect to Registered Securities of any series not permitting the election provided for in paragraph (c) below or the Holders of which have not made the election provided for in paragraph (c) below, except as provided in paragraph (e) below, payment of the principal of (and premium, if any) and any interest on any Registered Security of such series will be made in the Currency in which such Registered Security is payable.

            (c) It may be provided pursuant to Section 301 with respect to the Registered Securities of any series that Holders shall have the option, subject to paragraphs (e) and (f) below, to receive payments of principal of (and premium, if any) and any interest on such Registered Securities in any of the Currencies which may be designated for such election by delivering to the Trustee a written election, to be in form and substance satisfactory to the Trustee, not later than the close of business on the Election Date immediately preceding the applicable payment date. If a Holder so elects to receive such payments in any such Currency, such election will remain in effect for such Holder or any transferee of such Holder until changed by such Holder or such transferee by written notice to the Trustee (but any such change must be made not later than the close of business on the Election Date immediately preceding the next payment date to be effective for the payment to be made on such payment date and no such change or election may be made with respect to payments to be made on any Registered Security of such series with respect to which an Event of Default has occurred or notice of redemption has been given by the Company pursuant to Article Thirteen). Any Holder of any such Registered Security who shall not have delivered any such election to the Trustee by the close of business on the applicable Election Date will be paid the amount due on the applicable payment date in the relevant Currency as provided in paragraph (b) of this Section 310.

            (d) If the election referred to in paragraph (c) above has been provided for pursuant to Section 301, then not later than the fourth Business Day after the Election Date for each payment date, the Trustee will deliver to the Company a written notice specifying, in the Currency in which each series of the Registered Securities are payable, the respective aggregate amounts of principal of (and premium, if any) and any interest on the Registered Securities to be paid on such payment date, specifying the amounts so payable in respect of the Registered Securities as to which the Holders of Registered Securities denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (c) above. The Currency amount receivable by Holders of Registered Securities who have elected payment in a Currency as provided in paragraph (c) above shall be determined by the Exchange Rate Agent on the basis of the applicable Market Exchange Rate in effect on the second Business Day (the "Valuation Date") immediately preceding each payment date.

            (e) If a Conversion Event occurs with respect to a Foreign Currency, the ECU or any other Currency unit in which any of the Securities are denominated or payable other than pursuant to an election provided for pursuant to paragraph (c) above, then with respect to each date for the payment of principal of (and premium, if any) and any interest on the applicable Foreign Currency, the ECU or such other Currency unit occurring after the last date on which such Foreign Currency, the ECU or such other Currency Unit was used (the "Conversion Date"), the Dollar shall be the Currency of payment for use on each such payment date. The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holders of such Registered Securities with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a Currency unit, the Dollar Equivalent of the Currency Unit, in each case as determined by the Exchange Rate Agent, if any, or, if there shall not be a Exchange Rate Agent, then by the Trustee, in the manner provided in paragraph (g) or (h) below.

            (f) If the Holder of a Registered Security denominated in any Currency shall have elected to be paid in another Currency as provided in paragraph (c) above, and a Conversion Event occurs with respect to such elected Currency, such Holder shall receive payment in the Currency in which payment would have been made in the absence of such election. If a Conversion Event occurs with respect to the Currency in which payment would have been made in the absence of such election, such Holder shall receive payment in Dollars as provided in paragraph (e) of this Section 310.

            (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent, if any, or, if there shall not be a Exchange Rate Agent, then by the Trustee, and shall be obtained for each subsequent payment date by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Conversion Date.

            (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent, if any, or, if there shall not be a Exchange Rate Agent, then by the Trustee, and subject to the provisions of paragraph (i) below, shall be the sum of each amount obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for such Component Currency on the Valuation Date with respect to each payment.

            (i) For purposes of this Section 310 the following terms shall have the following meanings:

            A "Component Currency" shall mean any Currency which, on the Conversion Date, was a Component Currency of the relevant Currency unit, including, but not limited to, the ECU.

            A "Specified Amount" of a Component Currency shall mean the number of units of such Component Currency or fractions thereof which were represented in the relevant Currency unit, including, but not limited to, the ECU, on the Conversion Date. If after the Conversion Date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after the Conversion Date two or more Component Currencies are consolidated into a single Currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single Currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single Currency, and such amount shall thereafter be a Specified Amount and such single Currency shall thereafter be a Component Currency. If after the Conversion Date any Component Currency shall be divided into two or more Currencies, the Specified Amount of such Component Currency shall be replaced by amounts of such two or more Currencies with appropriate Dollar equivalents at the Market Exchange Rate on the date of such replacement equal to the dollar equivalent of the Specified Amount of such former Component Currency at the Market Exchange Rate on such date, and such amounts shall thereafter be Specified Amounts and such Currencies shall thereafter be Component Currencies. If, after the Conversion Date of the relevant Currency unit, including but not limited to, the ECU, a Conversion Event (other than any event referred to above in this definition of "Specified Amount") occurs with respect to any Component Currency of such Currency unit, the Specified Amount of such Component Currency shall, for purposes of calculating the Dollar Equivalent of the Currency Unit, be converted into Dollars at the Market Exchange Rate in effect on the Conversion Date of such Component Currency.

            "Election Date" shall mean the record date with respect to any payment date, and with respect to the Maturity shall mean the record date (if within 16 or fewer days prior to the Maturity) immediately preceding the Maturity, and with respect to any series of Debt Securities whose record date immediately preceding the Maturity is more than 16 days prior to the maturity or any series of Debt Securities for which no record dates are provided with respect to interest payments, shall mean the date which is 16 days prior to the Maturity.

            (j) All decisions and determinations of the Trustee or the Exchange Rate Agent, if any, regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Debt Securities denominated or payable in the relevant Currency. In the event of a Conversion Event with respect to a Foreign Currency, the Company, after learning thereof, will immediately give written notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 105 to the Holders of the Debt Securities denominated or payable in such Currency) specifying the Conversion Date. In the event of a Conversion Event with respect to the ECU or any other Currency in which Securities are denominated or payable, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give written notice in the manner provided in Section 105 to the Holders of the Debt Securities denominated or payable in such Currency) specifying the Conversion Date and the Specified Amount of each Component Currency on the Conversion Date. In the event of any subsequent change in any Component Currency as set forth in the definition of Specified Amount above, the Company, after learning thereof, will similarly give written notice to the Trustee. The Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent, if any, and shall not otherwise have any duty or obligation to determine such information independently.

            (k) For purposes of any provision of this Indenture where the Holders of Outstanding Debt Securities may perform an Act which requires that a specified percentage of the Outstanding Debt Securities of all series perform such Act and for purposes of any decision or determination by the Trustee of amounts due and unpaid for the principal (and premium, if any) and interest on the Debt Securities of all series in respect of which moneys are to be disbursed ratably, the principal of (and premium, if any) and interest on the Outstanding Debt Securities denominated in a Foreign Currency will be the amount in Dollars based upon the Market Exchange Rate for Debt Securities of such series, as of the original issue date of the applicable Debt Securities, in relation to an entitlement to perform such Act, or as of the date of such decision or determination by the Trustee, as the case may be.

            SECTION 311.  Judgments.

            If for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Debt Security, it shall become necessary to convert into any other Currency any amount in the Currency due hereunder or under such Debt Security, then such conversion shall be made at the Market Exchange Rate as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Market Exchange Rate and the Market Exchange Rate as in effect on the date of payment, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is equal to the amount in such other Currency which, when converted at the Market Exchange Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Debt Security. Any amount due from the Company under this Section 311 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Debt Security. In no event, however, shall the Company be required to pay more in the Currency or Currency unit due hereunder or under such Debt Security at the Market Exchange Rate as in effect when payment is made than the amount of Currency stated to be due hereunder or under such Debt Security so that in any event the Company's obligations hereunder or under such Debt Security will be effectively maintained as obligations in such Currency, and the Company shall be entitled to withhold (or be reimbursed for, as the case may be) any excess of the amount actually realized upon any such conversion over the amount due and payable on the date of payment or distribution.

            SECTION 312.  Exchange Upon Default.

            If default is made in the payments referred to in Sections 1201 or 1202, the Company hereby undertakes that upon presentation and surrender of a permanent Global Note to the Trustee (or to any other Person or at any other address as the Company may designate in writing), on any Business Day on or after the maturity date thereof the Company will issue and the Trustee will authenticate and deliver to the bearer of such permanent Global Note duly executed and authenticated definitive Debt Securities with the same issue date and maturity date as set out in such permanent Global Note.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

            SECTION 401.  Satisfaction and Discharge of Indenture.

            This Indenture, with respect to the Debt Securities of any series (if all series issued under this Indenture are not to be affected), shall, upon Company Request, cease to be of further effect (except as to any surviving rights of conversion, if any, right of registration of transfer or exchange of such Debt Securities herein expressly provided for and rights to receive payments of principal (and premium, if any) and interest on such Debt Securities) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series, when

            (1)  either

            (A) all Debt Securities and the Coupons, if any, of such series theretofore authenticated and delivered (other than (i) Debt Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (ii) Coupons appertaining to Bearer Securities surrendered for exchange for Registered Securities and maturing after such exchange, whose surrender is not required or has been waived under Section 305, (iii) Coupons appertaining to Bearer Securities called for redemption and maturing after the relevant Redemption Date, whose surrender has been waived as provided in Section 1307, and (iv) Debt Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1204) have been delivered to the Trustee for cancellation; or

            (B) all Debt Securities and the Coupons, if any, of such series not theretofore delivered to the Trustee for cancellation:

                (i)  have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

              (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) of this subclause (B), has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Sections 301 or 310) sufficient to pay and discharge the entire indebtedness on such Debt Securities for principal (and premium, if any) and interest to the date of such deposit (in the case of Debt Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; provided, however, in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the deposited money to the Company, the obligations of the Trustee and the Company under this Indenture with respect to such Debt Securities shall not be deemed terminated or discharged;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Debt Securities of such series;

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with; and

            (4) the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Company has received from or there has been published by the Internal Revenue Service a ruling to the effect that Holders of the Debt Securities of the series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and discharge.

Notwithstanding the satisfaction and discharge of this Indenture with respect to any series of Debt Securities, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1204, shall survive. If, after the deposit referred to in Section 401 has been made, (x) the Holder of a Debt Security is entitled to, and does, elect pursuant to Section 310(c), to receive payment in a Currency other than that in which the deposit pursuant to Section 401 was made, or (y) if a Conversion Event occurs with respect to the Currency in which the deposit was made or elected to be received by the Holder pursuant to Section 310(c), then the indebtedness represented by such Debt Security shall be fully discharged to the extent that the deposit made with respect to such Debt Security shall be converted into the Currency in which such payment is made.

            SECTION 402.  Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 1204, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Debt Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    REMEDIES

            SECTION 501.  Events of Default.

            "Event of Default" wherever used herein with respect to Debt Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Sixteen or be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency or other similar law now or hereinafter in effect, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days;

                  (2) the commencement by the Company of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereinafter in effect, or the consent by the Company to the entry of a decree or order for relief in an involuntary case under any such law; or

                  (3) if specified in the Supplemental Indenture or Board Resolution with respect to Debt Securities of a series, any other Event of Default provided with respect to Debt Securities of such series.

            SECTION 502.  Acceleration of Maturity; Rescission and
                          Annulment.

            If an Event of Default with respect to Debt Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of Outstanding Debt Securities of such series may declare the principal amount (or, if any Debt Securities of such series are (i) Discount Securities, such portion of the principal amount of such Discount Securities as may be specified in the terms of such Discount Securities or (ii) Dual Currency Securities, the amount determined in accordance with the specified terms of those Debt Securities) of all the Debt Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders) and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default of the type set forth in subparagraph (1) or (2) of Section 501 occurs and is continuing, the principal of and any interest on the Debt Securities then Outstanding shall become immediately due and payable. Upon payment of such amount in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Sections 301 or 310), all obligations of the Company in respect of the payment of principal of the Debt Securities of such series shall terminate.

            At any time after such a declaration of acceleration with respect to Debt Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

            (1) the Company has paid or deposited with the Trustee a sum in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Sections 301 or 310) sufficient to pay

                  (A) all overdue installments of interest on all Debt Securities or all overdue payments with respect to any Coupons of such series;

                  (B) the principal of (and premium, if any, on) any Debt Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Debt Securities, to the extent that payment of such interest is lawful;

                   (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on each Debt Security or upon overdue payments on any Coupons at the Overdue Rate; and

                   (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607; provided, however, that all sums payable under this clause (D) shall be paid in Dollars;

      and

                  (2) All Events of Default with respect to Debt Securities of such series, other than the nonpayment of the principal of Debt Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission and waiver shall affect any subsequent default or impair any right consequent thereon.

            SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee.

            The Company covenants that if:

            (1) default is made in the payment of any installment of interest on any Debt Security or any payment with respect to any Coupons when such interest or payment becomes due and payable and such default continues for a period of 30 days,

            (2) default is made in the payment of principal of (or premium, if any, on) any Debt Security at the Maturity thereof,

            (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due pursuant to the terms of the Debt Securities or any series, or

            (4) default is made in the performance, or a breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which expressly has been included in this Indenture solely for the benefit of Debt Securities of a series other than such series) occurs, and such default or breach continues for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Debt Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Debt Securities or of such Coupons, the amount then due and payable on such Debt Securities or matured Coupons, for the principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest upon the overdue principal (and premium, if any) and upon overdue installments of interest, at the Overdue Rate; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607.

      If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Debt Securities and Coupons, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Debt Securities and Coupons wherever situated.

            If an Event of Default with respect to Debt Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Debt Securities and Coupons of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 504.  Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Debt Securities and Coupons, if any, of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of such Debt Securities shall then be due and payable as therein expressed or by declaration of acceleration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (i) to file and prove a claim for the whole amount of principal (or, if the Debt Securities of such series are Discount Securities or Dual Currency Securities, such amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 502)(and premium, if any) and interest owing and unpaid in respect of the Debt Securities and Coupons of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607) and of the Holders of such Debt Securities and Coupons allowed in such judicial proceeding, and

           (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, custodian, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such

Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Debt Securities and any Coupons of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 505. Trustee May Enforce Claims Without Possession of Debt Securities.

            All rights of action and claims under this Indenture or the Debt Securities and the Coupons, if any, of any series may be prosecuted and enforced by the Trustee without the possession of any of such Debt Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due the Trustee under Section 607, be for the ratable benefit of the Holders of the Debt Securities or Coupons in respect of which such judgment has been recovered.

            SECTION 506.  Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, upon presentation of the Debt Securities or Coupons of any series in respect of which money has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid;

            FIRST: To the payment of all amounts due the Trustee under Section 607;

            SECOND: Subject to Article Sixteen, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Debt Securities or Coupons of such series, in respect of which or for the benefit of which such money has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Debt Securities or Coupons for principal (and premium, if any) and interest, respectively; and

            THIRD:  The balance, if any, to the Company.

            SECTION 507.  Limitation on Suits.

            No Holder of any Debt Security or Coupon of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such series;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Debt Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Debt Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or of the Holders of Outstanding Debt Securities or Coupons of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders. For the protection and enforcement of the provisions of this Section 507, each and every Holder of Debt Securities or Coupons of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

            SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Enforce Conversion Rights.

            Notwithstanding any other provision in this Indenture, but subject to Article Sixteen, the Holder of any Debt Security or of any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Debt Security or Coupon on the respective Stated Maturity or Maturities expressed in such Debt Security or Coupon (or in the case of redemption, on the Redemption Date), or, if applicable, to convert such security as provided in Article Seventeen, or to institute suit for the enforcement of any such payment and interest thereon or for the enforcement of any such right to convert, and such rights shall not be impaired without the consent of the Holder.

            SECTION 509.  Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

            SECTION 510.  Rights and Remedies Cumulative.

            Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 511.  Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 512.  Control by Holders.

            The Holders of a majority in principal amount of the Outstanding Debt Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust power conferred on the Trustee with respect to the Debt Securities of such series, provided, that

            (1) such direction shall not be in conflict with any rule of law or with this Indenture;

            (2) subject to the provisions of Section 601, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed would be unjustly prejudicial to the Holders of Debt Securities of such series not joining in any such direction or would involve the Trustee in personal liability; and

            (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            SECTION 513.  Waiver of Past Defaults.

            The Holders of not less than a majority in principal amount of the Outstanding Debt Securities of any series may on behalf of the Holders of all the Debt Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default

            (1) in the payment of the principal of (or premium, if any) or interest on any Debt Security of such series, or in the payment of any sinking fund installment or analogous obligation with respect to the Debt Securities of such series, or

            (2) in respect of a covenant or provision hereof which pursuant to Article Eleven cannot be modified or amended without the consent of the Holder of each Outstanding Debt Security of such series affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Debt Securities of such series under this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            SECTION 514.  Undertaking for Costs.

            All parties to this Indenture agree, and each Holder of any Debt Security or any Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit other than the Trustee of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in principal amount of the Outstanding Debt Securities of any series, or to any suit instituted by any Holder of a Debt Security or Coupon for the enforcement of the payment of the principal of (or premium, if any) or interest on such Debt Security or the payment of any Coupon on or after the respective Stated Maturity or Maturities expressed in such Debt Security or Coupon (or, in the case of redemption, on or after the Redemption Date).

            SECTION 515.  Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of the Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE

            SECTION 601.  Certain Duties and Responsibilities.

            The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            SECTION 602.  Notice of Defaults.

            Within 90 days after the occurrence of any default hereunder with respect to Debt Securities or Coupons, if any, of any series the Trustee shall by the pertinent methods provided in Section 105 give notice to all Holders of Debt Securities and Coupons of such series of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Debt Security or Coupon of such series or in the payment of any sinking fund installment with respect to Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Debt Securities and of Coupons of such series; and provided, further, that in the case of any default of the character specified in Section 503(4) with respect to Debt Securities of such series, no such notice to Holders shall be given until at least 90 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Debt Securities of such series.

            SECTION 603.  Certain Rights of Trustee.

            Except as otherwise provided in Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

            (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture, at the request or direction of any of the Holders of Debt Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, including a Exchange Rate Agent or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

            (h) the Trustee shall not be charged with knowledge of any default (as defined in Section 602) or Event of Default with respect to the Debt Securities of any series for which it is acting as Trustee unless either
      (1) a Responsible Officer of the Trustee shall have actual knowledge of such default or Event of

      Default or (2) written notice of such default or Event of Default shall have been given to the Trustee by the Company or any other obligor on such Debt Securities or by any Holder of such Debt Securities; and

            (i) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed, upon advice of counsel, by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

            SECTION 604. Not Responsible for Recitals or Issuance of Debt Securities.

            The recitals contained herein and in the Debt Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities or Coupons, if any, of any series. The Trustee shall not be accountable for the use or application by the Company of any Debt Securities or the proceeds thereof.

            SECTION 605.  May Hold Debt Securities.

            The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Debt Securities or Coupons, and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

            SECTION 606.  Money Held in Trust.

            Money in any Currency held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.


            SECTION 607.  Compensation and Reimbursement.

            The Company agrees:

            (1) to pay to the Trustee from time to time such compensation in Dollars as the Company and Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify in Dollars each of the Trustee or any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense including taxes (other than taxes based upon, measured or determined by the income of the Trustee) arising out of or in connection with the acceptance or administration of this trust or performance of its duties hereunder including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent any such loss, damage, claim, liability or expense may be attributable to its negligence or bad faith.

            As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Debt Securities and Coupons, if any, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Debt Securities and Coupons.

            The obligations of the Company under this Section 607 shall constitute additional indebtedness under this Indenture and shall survive the resignation or removal of any Trustee and the satisfaction and discharge of this Indenture.

            The Trustee for the purposes of this Section 607 shall include any predecessor Trustee provided that the negligence or bad faith of any Trustee shall not affect the rights of any other Trustee hereunder.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(1) or (2), the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

            Nothing in Article Sixteen shall apply to the claims of, or payments to, the Trustee under this Section 6.07.

            SECTION 608.  Disqualification; Conflicting Interests.

            If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

            SECTION 609.  Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office in the United States of America. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 610.  Resignation and Removal; Appointment of Successor.

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

            (b) The Trustee may resign at any time with respect to the Debt Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

            (c) The Trustee may be removed at any time with respect to the Debt Securities of any series and a successor Trustee appointment by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series, delivered to the Trustee and to the Company.

            (d)   If at any time:

            (1) the Trustee shall fail to comply with Section 608(a) with respect to the Debt Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months, unless the Trustee's duty to resign is stayed in accordance with the provisions of
      Section 310(b) of the Trust Indenture Act, or

            (2) the Trustee shall cease to be eligible under Section 609 with respect to the Debt Securities of any series and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Debt Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Debt Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series.

            (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Debt Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Debt Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Debt Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Debt Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Debt Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Debt Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Debt Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Debt Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Debt Security of such series for at least six months may, subject to Section 514, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Debt Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Debt Securities of any series and each appointment of a successor Trustee with respect to the Debt Securities of any series in the manner and to the extent provided in Section 105 to the Holders of Debt Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Debt Securities of such series and the address of its Corporate Trust Office.

            SECTION 611.  Acceptance of Appointment by Successor.

            (a) In the case of an appointment hereunder of a successor Trustee with respect to all Debt Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 607.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Debt Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Debt Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series of which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Debt Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any other trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Debt Securities of that or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

            (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            SECTION 612. Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In



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                                                                             69


case any Debt Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Debt Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Debt Securities. In case any Debt Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Debt Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

            SECTION 613.  Preferential Collection of Claims Against Company.

            If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Debt Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

            SECTION 614.  Appointment of Authenticating Agent.

            As long as any Debt Securities of a series remain Outstanding, upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee for such series of Debt Securities to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of each series of Debt Securities for which it is serving as Trustee. Debt Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Debt Securities of any series by the Trustee for such series or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent except that only the Trustee may authenticate Debt Securities upon original issuance and pursuant to Section 306 hereof. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 and subject to supervision or examination by federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for purposes of this



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Section the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent, shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Debt Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time and if it shall cease to be eligible shall resign, by giving written notice of resignation to the applicable Trustee and to the Company.

            Upon receiving such a notice of resignation or upon such a termination or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 614 with respect to one or more of all series of Debt Securities, the Trustee for such series shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Debt Securities of such series in the manner and to the extent provided in Section 105. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Company agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation for its services. The Authenticating Agent for the Debt Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.

            If an appointment with respect to one or more series is made pursuant to this Section, the Debt Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

            This is one of the Debt Securities of the series designated therein referred to in the within mentioned Indenture.


                                        CHEMICAL BANK
                                             As Trustee


                                        By___________________________________
                                              As Authenticating Agent

                                        By___________________________________
                                                 Authorized Officer

                               ARTICLE SEVEN

             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            SECTION 701. Company to Furnish Trustee Names and Addresses of Holders.

            The Company will furnish or cause to be furnished to the Trustee with respect to Registered Securities of each series for which it acts as
Trustee:

            (a) semi-annually on a date not more than 15 days after each Regular Record Date with respect to an Interest Payment Date, if any, for the Registered Securities of such series (or on semi-annual dates in each year to be determined pursuant to Section 301 if the Registered Securities of such series do not bear interest), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Registered Holders as of the date 15 days next preceding each such Regular Record Date (or such semi-annual dates, as the case may be); and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar for such series, no such list need be furnished.

            The Company shall also be required to furnish to the Trustee at all such times set forth above all information in the possession or control of the Company or any of its Paying Agents other than the Trustee as to the names and addresses of the Holders of Bearer Securities of all series; provided, however, that the Company shall have no obligation to investigate any matter relating to any Holders of Bearer Securities of any series.

            SECTION 702.  Preservation of Information; Communication to
                          Holders.

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in
Section 701 received by it in the capacity of Paying Agent (if so acting) hereunder, and filed with it within the two preceding years pursuant to Section 703.

            The Trustee may destroy any list furnished to it as provided in
Section 701 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent (if is acting) hereunder upon delivering to itself as Trustee, not earlier than 45 days after an Interest Payment Date, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent (if so acting) hereunder upon the receipt of a new list so delivered, and destroy not earlier than two years after filing, any information filed with it pursuant to Section 703(c)(2).

            (b) If three or more Holders (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debt Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Debt Securities of a particular series (in which case the applicants must hold Debt Securities of such series) or with all Holders of Debt Securities with respect to their rights under this Indenture or under the Debt Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

            (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

            (ii) inform such applicants as to the approximate number of Holders of Debt Securities of such series or of all Debt Securities as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, specified in such application.

            If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to the Holders of Debt Securities of such series or all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Debt Securities of such series or all Holders as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

            (c) Every Holder of Debt Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with
Section 702(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing of any material pursuant to a request made under Section 702(b).

            SECTION 703.  Reports by Trustee.

            (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12-month period, such report shall cover the 12-month period ending March 15.

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Debt Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Debt Securities are listed on any stock exchange.

            SECTION 704.  Reports by Company.

            The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                  ARTICLE EIGHT

                             CONCERNING THE HOLDERS

            SECTION 801.  Acts of Holders.

            Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Outstanding Debt Securities of any series may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

            SECTION 802. Proof of Ownership; Proof of Execution of Instruments by Holders.

            The ownership of Registered Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

            The ownership of Bearer Securities shall be proved by production of such Bearer Securities or by a certificate executed by any bank or trust company, which certificate shall be dated and shall state on the date thereof a Bearer Security bearing a specified identifying number or other mark was deposited with or exhibited to the person executing such certificate by the person named in such certificate, or by



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any other proof of possession reasonably satisfactory to the Trustee.  The holding by the person named in any such certificate of any Bearer Security specified therein shall be presumed to continue for a period of one year unless at the time of determination of such holding (1) another certificate bearing a later date issued in respect of the same Bearer Security shall be produced, (2) such Bearer Security shall be produced by some other Person, (3) such Bearer Security shall have been registered on the Security Register, if, pursuant to
Section 301, such Bearer Security can be so registered, or (4) such Bearer Security shall have been cancelled or paid.

            Subject to the provisions of Section 601, 603 and 905, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a Holder or his agency proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

            The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgement of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

            The record of any Holders' meeting shall be proved in the manner provided in Section 906.

            The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

            SECTION 803.  Persons Deemed Owners.

            The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of the principal of (and premium, if any) and (subject to Section 307) interest, if any, on such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. The Company, the Trustee, and any agent of the Company or the Trustee may treat the Holder of any Bearer Security or of any Coupon as



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                                                                             77


the absolute owner of such Bearer Security or Coupon for the purposes of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Bearer Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All payments made to any Holder or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Debt security or Coupon.

            SECTION 804.  Revocation of Consents; Future Holders Bound.

            At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 801, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Outstanding Debt Securities specified in this Indenture in connection with such Act, any Holder of a Debt Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 802, revoke such Act so far as it concerns such Debt Security. Except as aforesaid, any such Act taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of such Debt Security and all past, present and future Holders of Coupons, if any, appertaining thereto and of any Debt Securities and Coupons issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or Coupons or such other Debt Securities or Coupons.


                                  ARTICLE NINE

                                HOLDERS' MEETINGS

            SECTION 901.  Purposes of Meetings.

            A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Nine for any of the following purposes:

            (1) to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by

      Holders pursuant to any  of the provisions of Article Five;

            (2) to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article Six;

            (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 1102; or

            (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Outstanding Debt Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

            SECTION 902.  Call of Meetings by Trustee.

            The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in Section 901, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 105. Such notice shall be given not less than 20 days nor more than 90 days prior to the date fixed for the meeting.

            SECTION 903.  Call of Meetings by Company or Holders.

            In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 25% in aggregate principal amount of the Outstanding Debt Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 901, by giving notice thereof as provided in Section 902.

            SECTION 904.  Qualifications for Voting.

            To be entitled to vote at any meeting of Holders a Person shall be
(a) a Holder of a Debt Security of the series



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with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

            SECTION 905.  Regulations.

            Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of such series, in regard to proof of the holding of Debt Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

            The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 903, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

            Subject to the provisos in the definition of "Outstanding," at any meeting each Holder of a Debt Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (or such other amount as shall be specified as contemplated by Section 301) of Debt Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Debt Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Debt Securities of such series held by him or instruments in writing duly designating him as the person to vote on behalf of Holders of Debt Securities of such series. Any meeting of Holders with respect to which a meeting was duly called pursuant to the provisions of Section 902 or 903 may be adjourned from time to time by a majority of such Holders present and the meeting may be held as so adjourned without further notice.

            SECTION 906.  Voting.

            The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Debt Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 902. The record shall show the serial numbers of the Debt Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

            Any record so signed and verified shall be conclusive evidence of the matters therein stated.

            SECTION 907.  No Delay of Rights by Meeting.

            Nothing contained in this Article Nine shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of this Indenture of the Debt Securities of any series.

                                   ARTICLE TEN

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

            SECTION 1001.  Company May Consolidate, etc., Only on Certain
                           Terms.

            The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey,

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transfer or lease its properties and assets substantially as an entirety to the
Company, unless:

            (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States or any State or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Debt Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

            (3) the corporation formed by such consolidation or into which the Company shall have been merged or the Person to which such sale, lease or other disposition shall have been made shall be a banking institution or a bank holding company subject to Federal or State authority; and

            (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

            SECTION 1002.  Successor Corporation Substituted.

            Upon any consolidation by the Company with or merger by the Company into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 1001, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the



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                                                                             82


Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Debt Securities.


                                 ARTICLE ELEVEN

                             SUPPLEMENTAL INDENTURES

            SECTION 1101.  Supplemental Indentures Without Consent of
                           Holders.

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another corporation to the Company and the assumption by such successor of the covenants of the Company herein and in the Debt Securities contained; or

            (2) to add to the covenants of the Company, for the benefit of the Holders of all or any series of Debt Securities and the Coupons, if any, appertaining thereto (and if such covenants are to be for the benefit of less than all series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

            (3) to add any additional Events of Default (and if such Events of Default are to be applicable to less than all series, stating that such Events of Default are expressly being included solely to be applicable to such series); or

            (4) to add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Debt Securities of any series in bearer form, registrable or not registrable, and with or without Coupons, to permit Bearer Securities to be issued in exchange for Registered Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations or to permit the issuance of Debt Securities of any series in uncertificated form, provided that any such action shall not adversely affect the interests of the Holders of Debt Securities of any series or any related Coupons in any material respect; or

            (5) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Debt Security or Coupon of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

            (6)   to secure the Debt Securities; or

            (7) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of any series of Securities pursuant to Articles Four or Fifteen, provided that any such action shall not adversely affect the interests of the Holders of Debt Securities of such series or any other series of Debt Securities or any related Coupons in any material respect; or

            (8) to establish the form or terms of Debt Securities and Coupons, if any, of any series as permitted by Sections 201 and 301; or

            (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Debt Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or

            (10) to make any modifications, amendments or supplements to any provision herein which modifications, amendments or supplements are required pursuant to any amendment of the Trust Indenture Act of 1939 enacted, or any Rules promulgated thereunder, after the date hereof; or

            (11) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Outstanding Debt Securities or Coupons, if any, of any series created prior to the execution of such supplemental indenture in any material respect; or

            (12) to provide for adjustment of conversion rights pursuant to
      Section 1705.



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                                                                             84


            SECTION 1102.  Supplemental Indentures With Consent of Holders.

            With the consent of the Holders of not less than a majority in principal amount of the Outstanding Debt Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of such Debt Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Debt Security of each such series affected thereby,

            (1) change the Stated Maturity of the principal of, or installment of interest, if any, on, any Debt Security, or reduce the principal amount thereof or the interest thereon or any premium payable upon redemption thereof, or change the Stated Maturity of or reduce the amount of any payment to be made with respect to any Coupon or change the Currency or Currencies in which the principal of (and premium, if any) or interest on such Debt Security is denominated or payable, or reduce the amount of the principal of a Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or adversely affect the right of repayment or repurchase, if any, at the option of the Holder, or reduce the amount of, or postpone the date fixed for, any payment under any sinking fund or analogous provisions for any Debt Security, or impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right of conversion thereof, or materially and adversely affect the right to convert the Debt Securities in accordance herewith, or limit the obligation of the Company to maintain a paying agency outside the United States for payment on Bearer Securities as provided in Section 1203, or limit the obligation of the Company to redeem an Affected Security as provided in Section 1302(b); or

            (2) reduce the percentage in principal amount of the Outstanding Debt Securities of any series, the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

            (3)   modify any of the provisions of this Section, Section 513 or
      Section 1211, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Debt Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
      Section 1211, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 1101(7); or

            (4) reduce the amount of the principal of a Dual Currency Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Debt Securities and Coupons, if any, or which modifies the rights of the Holders of Debt Securities and Coupons of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities and Coupons, if any, of any other series.

            SECTION 1103.  Execution of Supplemental Indentures.

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 1104.  Effect of Supplemental Indentures.

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Debt Securities and Coupons theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 1105.  Conformity with Trust Indenture Act.

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

            SECTION 1106.     Reference in Debt Securities to Supplemental
                              Indentures.

            Debt Securities and Coupons, if any, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debt Securities and Coupons of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Debt securities and Coupons of such series.

            SECTION 1107.  Notice of Supplemental Indenture.

            Promptly after the execution by the Company and the appropriate Trustee of any supplemental indenture pursuant to Section 1102, the Company shall transmit, in the manner and to the extent provided in Section 105, to all Holders of any series of the Debt Securities affected thereby, a notice setting forth in general terms the substance of such supplemental indenture.


                              ARTICLE TWELVE
                                 COVENANTS

            SECTION 1201.  Payment of Principal, Premium and Interest.

            The Company covenants and agrees for the benefit of each series of Debt Securities and Coupons, if any, that it will duly and punctually pay the principal of (and premium, if any) and interest on the Debt Securities in accordance with the terms of the Debt Securities, the Coupons and this

Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Debt Securities, any interest due on Bearer Securities on or before Maturity shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. The interest, if any, due in respect of any temporary Global Note or permanent Global Note, together with any additional amounts payable in respect thereof, as provided in the terms and conditions of such Debt Security, shall be payable, subject to the conditions set forth in Section 1202, only upon presentation of such Debt Security to the Trustee for notation thereon of the payment of such interest.

            SECTION 1202.  Payment of Additional Amounts.

            If specified pursuant to Section 301, the provisions of this Section 1202 shall be applicable to Securities of any series.

            The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a Bearer Security or Coupon who is a United States Alien such additional amounts as may be necessary so that every net payment on such Bearer Security or Coupon, after withholding by the Company or the designated paying agents for or on account of any present or future tax, assessment of other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in such Bearer Security or Coupon to be then due and payable. However, the Company will not be required to make any payment of additional amounts for or on account of:

            (a) any tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such Holder (or such fiduciary, settlor, or beneficiary of, or a person holding a power over, such Holder, if such Holder is an estate or a trust, or a member of shareholder of such Holder, if such Holder is a partnership or corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, person holding power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein, or having or having had a permanent establishment therein, or (ii) such Holder's past or present status as a personal holding company, foreign personal holding company or private foundation or other tax-exempt organization with respect to the United States or a corporation that accumulates earnings to avoid United States Federal income tax;


            (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

            (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of a Debt Security or Coupon for payment more than 15 days after the date on which such payment became due and payable or the date on which payment thereof was duly provided for, whichever occurs later;

            (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from a payment on a Debt Security or Coupon;

            (e) any tax, assessment or other governmental charge required to be withheld by any Paying Agent from a payment on a Debt Security or Coupon, if such payment can be made without such withholding by at least one other Paying Agent;

            (f) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of a Debt Security or Coupon if such compliance is required by statute or regulation of the United States as a precondition to relief or exemption from such tax, assessment or other governmental charge (including backup withholding);

            (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns 10 percent or more of the combined voting power of all classes of stock of the Company entitled to vote or that is a controlled foreign corporation related to the Company through stock ownership;

            (h) any tax, assessment or other governmental charge imposed with respect to any Registered Security by reason of failure of the Holder to fulfill the statement requirement of Section 871(h) or Section 881(c) of the Code or regulations thereunder or any successor provision; or

            (i)   any combination of items (a), (b), (c), (d), (e), (f), (g) or
      (h) hereof;

nor shall additional amounts be paid with respect to a payment on a Debt Security or Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income for tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner that would not have been entitled to the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Debt Security or Coupon.

            Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on any Debt Security or payment with respect to any Coupon of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in the terms of such Debt Securities and this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

            SECTION 1203.  Maintenance of Office or Agency.

            If Debt Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Debt Securities of that series may be presented or surrendered for payment, where Debt Securities of that series may be surrendered for registration of transfer or exchange, where, if applicable, the Debt Securities may be presented for conversion and where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served. If Debt Securities of a series are issuable as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City and State of New York, an office or agency where any registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Debt Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in the following paragraph (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Debt Securities of that series and related

Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section
1202); provided, however, that if the Debt Securities of that series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland, the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Payment Agent for the Debt Securities of that series in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Debt Securities of that series are listed on such exchange, and
(C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Debt Securities of that series may be surrendered for registration of transfer, where Debt Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Debt Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee (in the case of Registered Securities) and at the principal London office of the Trustee (in the case of Bearer Securities), and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

            No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Debt Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section
1202) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City and State of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

            The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

            SECTION 1204.  Money for Debt Securities; Payments To Be Held in
                           Trust.

            If the Company shall at any time act as its own Paying Agent with respect to any series of Debt Securities and Coupons, if any, it will, on or before each such due date of the principal of (and premium, if any) or interest on any of the Debt Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents with respect to any series of Debt Securities and Coupons, it will, by or on each due date of the principal (and premium, if any) or interest on any Debt Securities of such series, deposit with any such Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent with respect to any series of Debt Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Debt Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Debt Securities of such series) in the making of any payment of principal (and premium, if any) or interest on the Debt securities of such series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Debt Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Debt Security or Coupon shall thereafter, as an unsecured general creditor look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment may at the expense of the Company cause to be transmitted in the manner and to the extent provided by Section 105, notice that such money remains unclaimed and that after a date specified therein, which shall not be less than 30 days from the date of such notification any unclaimed balance of such money then remaining will be repaid to the Company.

            SECTION 1205.  Corporate Existence.

            Subject to Article Ten, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such existence, right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company.

            SECTION 1206.  Purchase of Debt Securities by Company.

            If the Debt Securities of a series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland and such stock exchange shall so require, the Company will not purchase any Debt Securities of that series by private treaty at a price (exclusive of expenses and accrued interest) which exceeds 120% of the mean of the nominal quotations of the Debt Securities of that series as shown in The Stock Exchange Daily Official List for the last trading day preceding the date of purchase.

            SECTION 1207.  Intentionally Deleted.

            SECTION 1208.  Intentionally Deleted.

            SECTION 1209.  Intentionally Deleted.

            SECTION 1210.  Officers' Certificate as to Default; Notice of
                           Default.

            (a) The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which on the date hereof is the calendar year) ending after the date hereof, an Officers' Certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observation of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge.

            (b) The Company shall file with the Trustee written notice of the occurrence of any default (as defined in Section 602) or Event of Default within ten Business Days of the Company becoming aware of any such default or Event of Default.

            SECTION 1211.  Waiver of Certain Covenants.

            The Company may omit in any particular instance to comply, if so specified pursuant to Section 301, with any covenant specified pursuant to
Section 301 with respect to the Debt Securities of any series if, before the time for such compliance, the Holders of at least a majority in principal amount of the Outstanding Debt Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant, but no such waiver shall extend to or affect such covenant except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant shall remain in full force and effect.


                                ARTICLE THIRTEEN

                          REDEMPTION OF DEBT SECURITIES

            SECTION 1301.  Applicability of Article.

            Debt Securities of any series which are redeemable before their Maturity shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 301 for Debt Securities of any series) in accordance with this Article.

            SECTION 1302.  Tax Redemption; Special Tax Redemption.

            (a) Unless otherwise specified pursuant to Section 301, Debt Securities of any series may be redeemed at the option of the Company in whole, but not in part, on not more than 60 days' and not less than 30 days' notice, on any Redemption Date at the Redemption Price specified pursuant to Section 301 (or at par if none specified), if the Company determines that (1) it has or will become obligated to pay additional amounts on such Debt Securities pursuant to
Section 1202 as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the date on which any Person (including any Person acting as underwriter, broker or dealer) agrees to purchase any of such Debt Securities pursuant to their original issuance or (2) on or after such date, any action has been taken by any taxing authority of, or any decision has been rendered in a court of competent jurisdiction in, the United States or any political subdivision or taxing authority thereof or therein, including any of those actions specified in (1) above, whether or not such action was taken or decision was rendered with respect to the Company, or any change, amendment, application or interpretation shall be officially proposed which in any such case, in the written opinion to the Company or independent legal counsel of recognized standing, will result in a material probability that the Company will become obligated to pay additional amounts with respect to Debt Securities pursuant to
Section 1202. Prior to the publication of any notice of redemption pursuant to this Section 1302(a), the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and (ii) an Opinion of Counsel to such effect based on such statement of facts.

            (b) Unless otherwise specified pursuant to Section 301, if the Company shall determine that any payment made outside the United States by the Company or any of its Paying Agents in respect of any Bearer Security which is not a Floating Rate Security (an "Affected Security") would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Affected Security that is a United States Alien (other than such a requirement (i) that would not be applicable to a payment made by the Company or any one of its Paying Agents (A) directly to the beneficial owner or (B) to a custodian, nominee or other agent of the beneficial owner, or (ii) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided that, in any case referred to in clause (i)(B) or (ii), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement), the Company shall elect either (x) (1) in the case of Affected Securities that are Discount Securities, to permit the Holders of such Affected Securities to elect, but only if done within 90 days after publication of the Determination Notice as hereunder provided, to surrender the same for redemption in whole but not in part at the Redemption Price, and (2) in the case of any other Affected Securities, to redeem such Affected Securities, at the Redemption Price, or (y) if the conditions of the next succeeding paragraph are satisfied, to pay the additional amounts specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or reporting requirement, whether the Company elects to redeem (or, in the case of Discount Securities, permit the Holders to elect to surrender for redemption) the Affected Securities or to pay the additional amounts specified in the next succeeding paragraph, and (if applicable) the last date by which the redemption of the Affected Securities must take place, as provided in the next succeeding sentence. If any Affected Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall specify by notice to the Trustee at least 60 days before the Redemption Date. Notice of such redemption of the Affected Securities shall be given to the Holders of Affected Securities not more than 60 days nor less than 30 days prior to the Redemption Date. Notwithstanding the foregoing, the Company shall not so redeem (or, in the case of Discount Securities, permit the Holders to elect to surrender for redemption) the Affected Securities if the Company shall subsequently determine, not less than 30 days prior to the Redemption Date, that subsequent payments on the Affected Securities would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination and any earlier redemption notice shall be revoked and of no further effect.

            If and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay such additional amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents in respect of any Affected Security of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge which (i) would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the preceding paragraph, or (ii) is imposed as a result of presentation of any such Affected Security for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurs later), will not be less than the amount provided in any such Affected Security to be then due and payable. If the Company elects to pay additional amounts pursuant to this paragraph, the Company shall have the right to redeem (or, in the case of Discount Securities, permit the Holders to elect, but only for the period of 30 days after the publication of notice of the redemption as hereinafter provided, to surrender for redemption) the Affected Securities as a whole, but not in part, at any time at the Redemption Price, subject to the provisions of the last two sentences of the immediately preceding paragraph. If the Company has made the determination described in the preceding paragraph with respect to certification, documentation, information or other reporting requirements applicable only to interest and subsequently makes a determination in the manner and of the nature referred to in such preceding paragraph with respect to such requirements applicable to principal, the Company will redeem the Affected Securities in the manner and on the terms described in the preceding paragraph unless the Company elects to have the provisions of this paragraph apply rather than the provisions of the immediately preceding paragraph. If in such circumstances the Affected Securities are to be redeemed, the Company shall have no obligation to pay additional amounts pursuant to this paragraph with respect to principal, but will be obligated to pay such additional amounts with respect to interest accrued and unpaid to the date of such redemption. If the Company elects to pay additional amounts pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall redeem (or, in the case of Discount Securities, permit the Holders to elect, but only for the period of 30 days after publication of the notice of redemption as hereinafter provided, to surrender for redemption) the Affected Securities in whole, but not in part, at the Redemption Price subject to the provisions of the last two sentences of the immediately preceding paragraph. If the Company elects to, or is required to, redeem (or, in the case of Discount Securities, required to permit Holders to elect to surrender for redemption) the Affected Securities pursuant to the two immediately preceding sentences, it shall publish prompt notice thereof. If the Affected Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after publication of the notice of redemption, as the Company shall specify by notice to the Trustee at least 60 days prior to the Redemption Date. Any redemption payments made by the Company pursuant to this paragraph shall be subject to the continuing obligation of the Company to pay additional amounts pursuant to this paragraph.

            SECTION 1303.  Election to Redeem; Notice to Trustee.

            The election of the Company to redeem (or in the case of Discount Securities, to permit the Holders to elect to surrender for redemption) any Debt Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Debt Securities of any series pursuant to Section 1304, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee in its sole discretion), notify the Trustee of such Redemption Date and of the principal amount of Debt Securities of such series to be redeemed. In the case of any redemption of Debt Securities prior to the expiration of any restriction on such redemption provided in the terms of such Debt Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restrictions.

            SECTION 1304.  Selection by Trustee of Debt
                           Securities to Be Redeemed.

            Except in the case of a redemption in whole of the Bearer Securities or the Registered Securities of any series, if less than all the Debt Securities of any series are to be redeemed at the election of the Company (other than as provided in Section 1302), the particular Debt Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Debt Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Debt Securities of such series or any integral multiple thereof) of the principal amount of Debt Securities of such series in a denomination larger than the minimum authorized denomination for Debt Securities of such series pursuant to Section 302 in the Currency in which the Debt Securities of such series are denominated. The portions of the principal amount of Debt Securities so selected for partial redemption shall be equal to the minimum authorized denominations for Debt Securities of such series pursuant to Section 302 in the Currency in which the Debt Securities of such series are denominated or any integral multiple thereof, except as otherwise set forth in the applicable form of Debt Securities. In any case where more than one Registered Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Registered Security of such series.

            The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed.
If any Debt Security selected for partial redemption is surrendered for conversion after such selection, the converted portion of such Debt Security shall be deemed (so far as may be) to be the portion selected for redemption. Upon any redemption of less than all the Debt Securities of a series, for purposes of selection for redemption, the Company and the Trustee may treat as Outstanding Debt Securities surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption, and need not treat as Outstanding any Debt Security authenticated and delivered during such period in exchange for the unconverted portion of any Debt Security converted in part during such period.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debt Securities shall relate, in the case of any Debt Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Debt Security which has been or is to be redeemed.

            SECTION 1305.  Notice of Redemption.

            Notice of redemption shall be given by the Company, or at the Company's request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days prior to the Redemption Date to the Holders of Debt Securities of any series to be redeemed in whole or in part pursuant to this Article Thirteen, in the manner provided in Section 105. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Debt Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Debt Security of such series.

            All notices of redemption shall state:

            (1)  the Redemption Date,

            (2)  the Redemption Price,

            (3) that Debt Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Debt Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption,

            (4) if less than all Outstanding Debt Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Debt Securities to be redeemed,

            (5) that on the Redemption Date the Redemption Price will become due and payable upon each such Debt Security to be redeemed, and that interest thereon, if any, shall cease to accrue on and after said date,

            (6) that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price,

            (7) the Place or Places of Payment where such Debt Securities are to be surrendered for payment of the Redemption Price,

            (8) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on this Redemption Date pursuant to Section 305(b) or otherwise, the last date on which such exchanges may be made,

            (9)  that the redemption is for a sinking fund, if such is the case,

            (10) the Conversion Price then in effect and the date on which the right to convert such Debt Security to be redeemed will expire, and

            (11) the CUSIP number or numbers of the Debt Security to be redeemed.

            SECTION 1306.  Deposit of Redemption Price.

            Prior to 10:00 a.m. New York City time on the Redemption Date for any Debt Securities, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1204) an amount of money in the Currency or Currencies in which such Debt Securities are denominated (except as provided pursuant to Section 301) sufficient to pay the Redemption Price of such Debt Securities or portions thereof which are to be redeemed on that date (other than those theretofore surrendered for conversion into Common Stock). If any Debt Security called for redemption is converted pursuant hereto, any money deposited with the Trustee or any Paying Agent or so held in trust shall be paid to the Company on the Company's request, or, if then held by the Company, shall be discharged from such trust.

            SECTION 1307.  Debt Securities Payable on Redemption Date.

            Notice of redemption having been given as aforesaid, any Debt Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price in the Currency in which the Debt Securities of such series are payable (except as otherwise specified pursuant to Sections 301 or 310), and from and after such date (unless the Company shall default in the payment of the Redemption Price) such Debt Securities shall cease to bear interest. In addition, such Debt Securities shall, if convertible by their terms into Common Stock, cease from and after the date fixed for redemption (unless an earlier date shall be specified in a Board Resolution, Officer's Certificate or executed supplemental indenture referred to in Sections 201 and 301 by or pursuant to which the terms of the Debt Securities of such series were established) to be convertible into Common Stock (unless the Company shall default in the payment of the Redemption Price). Upon surrender of any such Debt Security for redemption in accordance with said notice, such Debt Security shall be paid by the Company at the Redemption Price; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1203) and, unless otherwise specified as contemplated by Section 301, only upon presentation and surrender of Coupons for such interest, and provided, further, that, unless otherwise specified as contemplated by Section 301, installments of interest on Registered Securities which have a Stated Maturity on or prior to the Redemption date for such Debt Securities shall be payable according to the terms of such Debt Securities and the provisions of Section 307.

            If any Debt Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Debt Security. In addition, such Debt Security shall, if convertible by its terms into Common Stock, remain convertible into Common Stock until the principal (and premium, if any) of such Security shall have been paid or duly provided for.

            If any Coupon Security surrendered for redemption shall not be accompanied by all Coupons appertaining thereto maturing on or after the Redemption Date, the Redemption Price for such Coupon Security may be reduced by an amount equal to the face amount of all such missing Coupons. If thereafter the Holder of such Coupon shall surrender to any Paying Agent outside the United States any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted. The surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless.

            SECTION 1308.  Debt Securities Redeemed in Part.

            Any Debt Security which is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to Section 301 (in the case of Registered Securities) and at an office of the Trustee or such other office or agency of the Company outside the United States as is specified pursuant to Section 301 (in the case of Bearer Securities) with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Debt Security so surrendered, and, in the case of a Coupon Security, with appropriate Coupons attached. In the case of a Debt Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.


                                ARTICLE FOURTEEN

                                  SINKING FUNDS

            SECTION 1401.  Applicability of Article.

            The provisions of this Article shall be applicable to any sinking fund for the retirement of Debt Securities of a series except as otherwise specified pursuant to Section 301 for Debt Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Debt Securities of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Debt Securities of any series, the amount of any cash sinking fund payment may be subject to reduction as provided in Section 1402. Each sinking fund payment shall be applied to the redemption of Debt Securities of any series as provided for by the terms of Debt Securities of such series.

            SECTION 1402. Satisfaction of Mandatory Sinking Fund Payments with Debt Securities.

            In lieu of making all or any part of a mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option, at any time no more than sixteen months and no less than 45 days prior to the date on which such sinking fund payment is due, deliver to the Trustee Debt Securities of such series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company, whether or not cancelled pursuant to Section 308, or credit Debt Securities which have been converted pursuant to Article 17, except Debt Securities of such series which have been redeemed through the application of mandatory sinking fund payments pursuant to the terms of the Debt Securities of such series, accompanied by a Company Order instructing the Trustee to credit such obligations and stating that the Debt Securities of such series were originally issued by the Company by way of bona fide sale or other negotiation for value; PROVIDED that such Debt Securities shall not have been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Debt Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

            SECTION 1403.  Redemption of Debt Securities for Sinking Fund.

            Not less than 60 days prior to each sinking fund payment date for any series of Debt Securities (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency or Currencies in which the Debt Securities of such series are denominated (except as provided pursuant to Section 301) and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of such series pursuant to Section 1402 and whether the Company intends to exercise its rights to make a permitted optional sinking fund payment with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for such series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of the Debt Securities of such series subject to a mandatory sinking fund payment without the right to deliver or credit Debt Securities as provided in Section 1402 and without the right to make any optional sinking fund payment with respect to such series at such time.

            Any sinking fund payment or payments (mandatory or optional) made in cash plus any funds payable to the Company pursuant to the last paragraph of
Section 1204 from any preceding sinking fund payments made with respect to the Debt Securities of any particular series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent) on the sinking fund payment date on which such payment is made (or if such payment is made before a sinking fund payment date, on the sinking fund payment date immediately following the date of such payment) to the redemption of Debt Securities of such series at the Redemption Price specified in such Debt Securities with respect to the sinking fund. Any sinking fund moneys not so applied or allocated by the Trustee (or by the Company if the Company is acting as its own Paying Agent) to the redemption of Debt Securities shall be added to the next sinking fund payment received by the Trustee (or if the Company is acting as its own Paying Agent segregated and held in trust as provided in Section 1204) for such series and, together with such payment (or such amount so segregated) shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee (or if the Company is acting as its own Paying Agent, segregated and held in trust as provided in Section 1204) on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities of such series shall be applied by the Trustee (or by the Company if the Company is acting as its own Paying Agent), together with other moneys if necessary, to be deposited (or segregated) sufficient for the purpose to the payment of the principal of the Debt Securities of such series at Maturity. The Company's obligation to make a mandatory or optional sinking fund payment shall automatically be reduced by an amount equal to the sinking fund redemption price allocable to any Debt Securities or portions thereof called for redemption pursuant to the preceding paragraph on any sinking fund payment date and converted into Common Stock; PROVIDED that, if the Trustee is not the Conversion Agent for the Debt Securities, the Company or such Conversion Agent shall give the Trustee written notice prior to the date fixed for redemption of the principal amount of Securities or portions thereof so converted.



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                                                                            105


            The Trustee shall select or cause to be selected the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in
Section 1304 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 1305. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 1307.

            On or before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own Paying Agent, the Company shall segregate and hold in trust as provided in Section 1204) in cash a sum, in the Currency or Currencies in which Debt Securities of such series are denominated (except as provided pursuant to Sections 301 or 310), equal to the principal and any interest accrued to the Redemption Date for Debt Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section.

            Neither the Trustee nor the Company shall redeem any Debt Securities of a series with sinking fund moneys or mail any notice of redemption of Debt Securities of such series by operation of the sinking fund for such series during the continuance of a default in payment of interest, if any, on any Debt Securities of such series or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to the Debt Securities of such series, except that if the notice of redemption shall have been provided in accordance with the provisions hereof, the Trustee (or the Company, if the Company is then acting as its own Paying Agent) shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee (or segregated by the Company) for that purpose in accordance with the terms of this Article. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such default or Event of Default, be held as security for the payment of the Debt Securities and Coupons, if any, of such series; provided, however, that in case such default or Event of Default shall have been cured or waived as provided herein such moneys shall thereafter be applied on the next sinking fund payment date for the Debt Securities of such series on which such moneys may be applied pursuant to the provisions of this Section.

                                 ARTICLE FIFTEEN
                                   DEFEASANCE

            SECTION 1501.  Applicability of Article.

            If, pursuant to Section 301, provision is made for the defeasance of Debt Securities of a series (other than Debt Securities that are convertible into Common Stock) pursuant to this Article 15, and if the Debt Securities of such series are Registered Securities and denominated and payable only in Dollars (except as provided pursuant to Section 301), then the provisions of this Article shall be applicable except as otherwise specified pursuant to
Section 301 for Debt Securities of such series. Defeasance provisions, if any, for Debt Securities denominated in a Foreign Currency or Currencies or for Bearer Securities may be specified pursuant to Section 301.

            SECTION 1502. Defeasance Upon Deposit of Moneys or U.S. Government Obligations.

            At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its obligations with respect to Debt Securities of any series on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in
Section 1001 with respect to Debt Securities of any series (and if so specified pursuant to Section 301, any other restrictive covenant added for the benefit of such series pursuant to Section 301) at any time after the applicable conditions set forth below have been satisfied:

            (1) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Debt Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations (as defined below) which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (i) and (ii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (upon which the Trustee may conclusively rely), to pay and discharge each installment of principal (including any mandatory sinking fund payments) of and premium, if any, and interest on, the Outstanding Debt Securities of such series on the dates such installments of interest or principal and premium are due;

            (2) such deposit shall not cause the Trustee with respect to the Debt Securities of that series to have a conflicting interest as defined in Section 608 and for purposes of the Trust Indenture Act with respect to the Debt Securities of any series;

            (3) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

            (4) if the Debt Securities of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Company's exercise of its option under this Section would not cause such Debt Securities to be delisted;

            (5) the Company shall have delivered to the Trustee an Officer's Certificate to the effect that no Event of Default or event (including such deposit) which, with notice or lapse of time or both, would become an Event of Default with respect to the Debt Securities of such series shall have occurred and be continuing on the date of such deposit and no Event of Default under Section 501(1) or (2) or event which with the giving of notice or lapse of time, or both, would become an Event of Default under
      Section 501(1) or (2) shall have occurred and be continuing on the 91st day after such date; and

            (6) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that all conditions precedent herein provided for relating to the defeasance contemplated in this Section have been complied with and that the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that the Holders of the Debt Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance or Discharge.

            "Discharged" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Debt Securities of such series and to have satisfied all the obligations under this Indenture relating to the Debt Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except



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                                                                            108


(A) the rights of Holders of Debt Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of (and premium, if any) and interest on such Debt Securities when such payments are due, (B) the Company's obligations with respect to the Debt Securities of such series under Sections 304, 305, 306, 1203, 1503 and Article Seventeen and (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

            "U.S. Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged, or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case under clauses (i) or
(ii), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

            SECTION 1503. Deposited Moneys and U.S Government Obligations to Be Held in Trust.

            All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 1502 in respect of Debt Securities of a series shall be held in trust and applied by it, in accordance with the provisions of such Debt Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), as the Trustee may determine, to the Holders of such Debt Securities, of all sums due and to become due thereon for principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.



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                                                                            109


            SECTION 1504.  Repayment to Company.

            The Trustee and any Paying Agent shall promptly pay or return to the Company upon Company Request any moneys or U.S. Government Obligations held by them at any time that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are not required for the payment of the principal of (and premium, if any) and interest on the Debt Securities of any series for which money or U.S. Government Obligations have been deposited pursuant to
Section 1502.

            The provisions of the last paragraph of Section 1204 shall apply to any money held by the Trustee or any Paying Agent under this Article that remains unclaimed for two years after the Maturity of any series of Debt Securities for which money or U.S. Government Obligations have been deposited pursuant to Section 1502.

            SECTION 1505. If the Trustee or any Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 1503 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Debt Securities shall be revived and reinstated as though no deposit had occurred pursuant to Sections 1501 and 1502 until such time as the Trustee or any Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 1503.



                                 ARTICLE SIXTEEN

                        SUBORDINATION OF DEBT SECURITIES

            SECTION 1601.  Debt Securities Subordinate to Senior
                           Indebtedness.

            The Company covenants and agrees that anything in this Indenture or the Debt Securities of any series to the contrary notwithstanding, the indebtedness evidenced by the Debt Securities of each series is subordinate and junior in right of payment to all Senior Indebtedness to the extent provided herein, and each Holder of Debt Securities of each series, by his acceptance thereof, likewise covenants and agrees to the subordination herein provided and shall be bound by the provisions hereof. Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of these subordination provisions irrespective of any amendment, modification or waiver of any term of the

Senior Indebtedness or extension or renewal of the Senior Indebtedness.

      In the event that the Company shall default in the payment of any principal of (or premium, if any) or interest on any Senior Indebtedness when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration of acceleration or otherwise, then, upon written notice of such default to the Company by the holders of Senior Indebtedness or any trustee therefor, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (or premium, if any) or interest on any of the Debt Securities, or in respect of any redemption, retirement, purchase or other acquisition of any of the Debt Securities other than those made in capital stock (or cash in lieu of fractional shares thereof) pursuant to Article Seventeen.

      In the event of

            (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Company, its creditors or its property,

            (b) any proceeding for the liquidation, dissolution or other winding up of the Company, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings,

            (c)   any assignment by the Company for the benefit of creditors, or

            (d)   any other marshalling of the assets of the Company,

all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall first be paid in full before any payment or distribution, whether in cash, securities or other property, shall be made to any Holder of any of the Debt Securities on account thereof. Any payment or distribution, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debt Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), which would otherwise (but for these subordination provisions) be payable or deliverable in respect of the Debt Securities of any series shall be paid or delivered directly to the holders of Senior Indebtedness in accordance with the priorities then existing among such holders until all Senior Indebtedness (including any interest thereon accruing after the commencement of any such proceedings) shall have been paid in full. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness, the Holders of the Debt Securities, together with the holders of any obligations of the Company ranking on a parity with the Debt Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any) and interest on the Debt Securities and such other obligations before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Debt Securities and such other obligations.

            In the event that, notwithstanding the foregoing, any payment or distribution of any character or any security, whether in cash, securities or other property (other than securities of the Company or any other corporation provided for by a plan of reorganization or readjustment the payment of which are subordinate, at least to the extent provided in these subordination provisions with respect to the indebtedness evidenced by the Debt Securities, to the payment of all Senior Indebtedness at the time outstanding and to any securities issued in respect thereof under any such plan of reorganization or readjustment), shall be received by the Trustee or any Holder in contravention of any of the terms hereof, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Indebtedness at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full. In the event of the failure of the Trustee or any Holder to endorse or assign any such payment, distribution or security, each holder of Senior Indebtedness is hereby irrevocably authorized to endorse or assign the same.

            No present or future holder of any Senior Indebtedness shall be prejudiced in the right to enforce subordination of the indebtedness evidenced by the Debt Securities by any act or failure to act on the part of the Company. Nothing contained herein shall impair, as between the Company and the Holders of Debt Securities of each series, the obligation of the Company to pay to such Holders the principal of (and premium, if any) and interest on such Debt Securities or prevent the Trustee or the Holder from exercising all rights, powers and remedies otherwise permitted by applicable law or hereunder upon a default or

Event of Default hereunder, all subject to the rights of the holders of the Senior Indebtedness to receive cash, securities or other property otherwise payable or deliverable to the Holders.

            Senior Indebtedness shall not be deemed to have been paid in full unless the holders thereof shall have received cash, securities or other property equal to the amount of such Senior Indebtedness then outstanding. Upon the payment in full of all Senior Indebtedness, the Holders of Debt Securities of each series shall be subrogated to all rights of any holders of Senior Indebtedness to receive any further payments or distributions applicable to the Senior Indebtedness until the indebtedness evidenced by the Debt Securities of such series shall have been paid in full, and such payments or distributions received by such Holders, by reason of such subrogation, of cash, securities or other property which otherwise would be paid or distributed to the holders of Senior Indebtedness, shall, as between the Company and its creditors other than the holders of Senior Indebtedness, on the one hand, and such Holders, on the other hand, be deemed to be a payment by the Company on account of Senior Indebtedness, and not on account of the Debt Securities of such series.

            The provisions of this Section 1601 shall not impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security interest the creation of which is not prohibited by the provisions of this Indenture.

            The securing of any obligations of the Company, otherwise ranking on a parity with the Debt Securities or ranking junior to the Debt Securities, shall not be deemed to prevent such obligations from constituting, respectively, obligations ranking on a parity with the Debt Securities or ranking junior to the Debt Securities.

            SECTION 1602. Reliance on Certificate of Liquidating Agent; Further Evidence as to Ownership of Senior Indebtedness.

            Upon any payment or distribution of assets of the Company, the Trustee and the Holders shall be entitled to rely upon an order or decree made by any court of competent jurisdiction in which such dissolution or winding up or liquidation or reorganization or arrangement proceedings are pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors or other Person making such payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Sixteen. In the absence of any such bankruptcy trustee, receiver, assignee or other Person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or representative on behalf of such holder) as evidence that such Person is holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distributions pursuant to this Article Sixteen, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Article Sixteen, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness.

            SECTION 1603.  Payment Permitted If No Default.

            Nothing contained in this Article Sixteen or elsewhere in this Indenture, or in any of the Debt Securities, shall prevent (a) the Company at any time, except during the pendency of any dissolution, winding up, liquidation or reorganization proceedings referred to in, or under the conditions described in, Section 1601, from making payments of the principal of (or premium, if any) or interest on the Debt Securities, or (b) the application by the Trustee or any Paying Agent of any moneys deposited with it hereunder to payments of the principal of (or premium, if any) or interest on the Debt Securities, if, at the time of such deposit, the Trustee or such Paying Agent, as the case may be, did not have the written notice provided for in Section 1604 of any event prohibiting the making of such deposit, or if, at the time of such deposit (whether or not in trust) by the Company with the Trustee or Paying Agent (other than the Company) such payment would not have been prohibited by the provisions of this Article, and the Trustee or any Paying Agent shall not be affected by any notice to the contrary received by it on or after such date.

            SECTION 1604.  Trustee Not Charged with Knowledge of Prohibition.

            Anything in this Article Sixteen or elsewhere in this Indenture contained to the contrary notwithstanding, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of money to or by the Trustee and shall be entitled conclusively to assume that no such facts exist and that no event specified in Section 1601 has happened, until the Trustee shall have received an Officers' Certificate to that effect or notice in writing to that effect signed by or on behalf of the holder or holders, or their representatives, of Senior Indebtedness who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such holder or holders or representatives or from any trustee under any indenture pursuant to which such Senior Indebtedness shall be outstanding; PROVIDED, HOWEVER, that, if prior to the third Business Day preceding the date upon which by the terms hereof any money becomes payable (including, without limitation, the payment of either the principal of or interest on any Debt Security), or in the event of the execution of an instrument pursuant to Section 401 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee or any Paying Agent shall not have received with respect to such money the Officers' Certificate or notice provided for in this
Section 1604, then, anything herein contained to the contrary notwithstanding, the Trustee or such Paying Agent shall have full power and authority to receive such money and apply the same to the purpose for which it was received and shall not be affected by any notice to the contrary which may be received by it on or after such date. The Company shall give prompt written notice to the Trustee and to the Paying Agent of any facts which would prohibit the payment of money to or by the Trustee or any Paying Agent.

            SECTION 1605.  Trustee to Effectuate Subordination.

            Each Holder of Debt Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination as between such Holder and holders of Senior Indebtedness as provided in this Article Sixteen and appoints the Trustee its attorney-in-fact for any and all such purposes.

            SECTION 1606.  Rights of Trustee as Holder of Senior
                           Indebtedness.

            The Trustee shall be entitled to all the rights set forth in this Article Sixteen with respect to any Senior Indebtedness which may at the time be held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article Sixteen shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

            SECTION 1607.  Article Applicable to Paying Agents.

            In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article Sixteen shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if the Paying Agent were named in this Article Sixteen in addition to or in place of the Trustee; PROVIDED, HOWEVER, that Sections 1604 and 1606 shall not apply to the Company or any Affiliate of the Company if the Company or such Affiliate acts as Paying Agent.

            SECTION 1608. Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness.

            No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness, or amend or supplement any instrument pursuant to which any such Senior Indebtedness is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness, including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders of the Debt Securities or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of the Debt Securities under this Article Sixteen.


                                ARTICLE SEVENTEEN

                          CONVERSION OF DEBT SECURITIES

            SECTION 1701.  Applicability of Article.

            The provisions of this Article shall be applicable to the Debt Securities of any series which are convertible into Common Stock as provided by the terms of the Debt Securities of such series.

            SECTION 1702.  Exercise of Conversion Privilege.

            In order to exercise the conversion privilege, the Holder of any Debt Security to be converted shall surrender such Debt Security to the Conversion Agent at any time during usual business hours at its office or agency maintained for the purpose as provided in this Indenture, accompanied by a fully executed written notice, in substantially the form set forth on the reverse of the Debt Security, that the Holder elects to convert such Debt Security or a stated portion thereof constituting a multiple of $1,000 in principal amount, and, if such Debt Security is surrendered for conversion during the period between the close of business on any record date for such Debt Security and the opening of business on the related Interest Payment Date and has not been called for redemption on a redemption date within such period, accompanied also by payment of an amount equal to the interest payable on such Interest Payment Date on the portion of the principal amount of the Debt Security being surrendered for conversion. Such notice shall also state the name or names (and address) in which the certificate or certificates for shares of Common Stock shall be issued (or to whom payment in cash in lieu of fractional shares of Common Stock shall be made). Debt Securities surrendered for conversion shall (if so required by the Company or the Conversion Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Conversion Agent duly executed by, the Holder or his attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Debt Security as aforesaid, the Company shall, subject to the provisions of Section 1707, issue and deliver at such office or agency to such Holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable on conversion of such Debt Security in accordance with the provisions of such Debt Security and cash, as provided in Section 1703, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion. Such conversion shall be at the Conversion Price in effect, and shall be deemed to have been effected, immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice in proper form shall have been received by the Conversion Agent and such Debt Security shall have been surrendered as aforesaid, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable, if any, upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued, if any, as the recordholder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the Conversion Price in effect at the close of business on the date when such Debt Security shall have been so surrendered with the conversion notice in proper form. In the case of conversion of a portion, but less than all, of a Debt Security, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a Debt Security or Debt Securities in the aggregate principal amount of the unconverted portion of the Debt Security surrendered. Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made for interest accrued on any Debt Security (or portion thereof) converted or for dividends or distributions on any Common Stock issued upon conversion of any Debt Security. The right, if any, of a Holder of any Debt Security to cause the Company to redeem, purchase or repay such Debt Security shall terminate upon receipt by the Company of any notice of conversion of such Debt Security.

            SECTION 1703.  Fractional Interests.

            No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Debt Securities. If more than one Debt Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon Conversion thereof shall be computed on the basis of the aggregate principal amount of the Debt Securities so surrendered. If any fraction of a share of Common Stock would, except for the provisions of this Section 1703, be issuable on the conversion of any Debt Security or Debt Securities, the Company shall make payment in lieu thereof in cash equal to the value of such fraction computed on the basis of the Last Sale Price of one share of Common Stock on the most recent Trading Day prior to the Date of Conversion. "Last Sale Price" on any Trading Day shall mean (i) the closing price regular way (or, if no closing price is reported, the average of the bid and asked prices) as reported in the listing of New York Stock Exchange Composite Transactions published in the Wall Street Journal, or (ii) if on such Trading Day the Common Stock is not listed or admitted to trading on such exchange, the closing price regular way (or, if no closing price is reported the average of the bid and asked prices) on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if not listed or admitted to trading on any national securities exchange on such Trading Day, then the average of the closing bid and asked prices as reported through the National Association of Securities Dealers, Inc. on its NASDAQ National Market System or NASDAQ System or a similar organization if NASDAQ is no longer reporting such information, or (iv) if the Common stock is not listed or admitted to trading on any national securities exchange or quoted on such National Market System or NASDAQ System on such Trading Day, then the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose or (v) if not quoted by any such organization on such Trading Day, the fair value of such Common Stock on such Trading Day, as determined by the Board of Directors. The term "Trading Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on any of the above mentioned exchanges or in such markets.

            SECTION 1704.  Adjustment of Conversion Price.

            The conversion price (herein called the "Conversion Price") for a series of Debt Securities shall be as set forth in a Board Resolution, Officer's Certificate or executed supplemental indenture referred to in Sections 201 and 301 by or pursuant to which the form and terms of the Debt Securities of such series were established, and shall be subject to adjustment from time to time as follows:

                  (a) In case the Company shall (1) pay a dividend or make a distribution in shares of Common Stock on the Common Stock, (2) subdivide its outstanding shares of Common Stock into a greater number of shares, (3) combine its outstanding shares of Common Stock into a smaller number of shares or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Debt Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Debt Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (e) below, after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If as a result of an adjustment made pursuant to this subsection (a), the Holder of any Debt Security thereafter surrendered for conversion shall become entitled to receive shares of two or more classes of capital stock (including shares of Common Stock and other capital stock) of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a statement filed with the Trustee) shall determine the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

                  (b) In case the Company shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (as determined pursuant to subsection
            (d) below) of the Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

                           (1) the Conversion Price in effect immediately prior to the date of issuance of such rights or warrants by a fraction, of which

                           (2) the numerator shall be (a) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus
                  (b) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such current market price (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such current market price), and of which

                        (3) the denominator shall be (a) the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus
                  (b) the number of additional shares of Common Stock which are so offered for subscription or purchase.

            Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of holders entitled to receive such rights or warrants.

                  (c) In case the Company shall distribute to substantially all holders of Common Stock, evidences of indebtedness, equity securities (including equity interests in the Company's Subsidiaries) other than Common Stock, or other assets (other than cash dividends paid out of retained earnings of the Company), or shall distribute to substantially all holders of Common Stock rights or warrants to subscribe for securities (other than those referred to in subsection (b) above) then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in subsection (d) below) of the Common Stock on the record date mentioned below less the then fair market value (as determined by the Board of Directors, whose determination shall, if made in good faith, be conclusive evidence of such fair market value) of the portion of the assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock, and of which the denominator shall be such current market price per share of the Common Stock. Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of stockholders entitled to receive such distribution. If after the Distribution Date (the "Distribution Date"), as defined in the Rights Agreement, dated as of February 21, 1990, between the Company and Barnett Banks Trust Company, N.A., as in effect on the date hereof (the "Rights Agreement"), converting Holders of Debt Securities are not entitled to receive the Rights, as defined in the Rights Agreement, which would otherwise be attributable to the shares of Common Stock received upon such conversion, then adjustment of the Conversion Price shall be made under the preceding sentence as if the Rights were then being distributed to the Holders of the Common Stock. If such an adjustment is made and the Rights are later redeemed, invalidated or terminated, then a corresponding adjustment shall be made to the Conversion Price, on an equitable basis, to take account of such event. However, the Company may elect to amend the provisions presently applicable to the Rights so that each share of Common Stock issuable on conversion of the Debt Securities, whether or not issued after the Distribution Date for such Rights, will be accompanied by the Rights which would otherwise be attributable (but for the date of conversion) to such share of Common Stock, in which event the preceding two sentences will not apply.

                  (d) For the purpose of any computation under subsections (b) and (c) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the Last Sale Prices for the 30 consecutive Trading Days commencing 45 Trading Days before the date in question.

                  (e) In any case in which this Section 1704 shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Debt Security converted after such record date and before such adjustment shall have become effective, (i) defer paying any cash payment pursuant to Section 1703 or issuing to the Holder of such Debt Security the number of shares of Common Stock and other capital stock of the Company issuable upon such conversion in excess of the number of shares of Common Stock and other capital stock of the Company issuable thereupon only on the basis of the Conversion Price prior to adjustment and (ii), not later than five Business Days after such adjustment shall have become effective, pay to such Holder the appropriate cash payment pursuant to Section 1703 and issue to such Holder the additional shares of Common Stock and other capital stock of the Company issuable on such conversion.

                  (f) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price; PROVIDED, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment and, provided, further, that adjustment shall be required and made in accordance with the provisions of this Article Seventeen (other than this subsection (f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Debt Securities or Common Stock. All calculations under this Article Seventeen shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (g) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (i) file with the Trustee and each Conversion Agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each Holder of Debt Securities which are convertible into Common Stock pursuant to this Article Seventeen at his address as the same appears on either the registry books of the Company or in the filings described in Section 701.

      Anything in this Section 1704 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Conversion Price, in addition to those required by this Section 1704, as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

            SECTION 1705. Continuation of Conversion Privilege in Case of Merger, Consolidation or Sale of Assets.

            If any of the following shall occur, namely: (a) any consolidation or merger of the Company as a result of which the holders of Common Stock shall be entitled to receive stock, other securities or other assets (including cash) with respect to or in exchange for Common Stock; or (b) any sale or conveyance of all or substantially all of the property or business of the Company as an entirety, then the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act as in force at the date of the execution thereof) providing that the Holder of each convertible Debt Security then outstanding shall have the right to convert such Debt Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon conversion of such Debt Security immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Seventeen. If, in the case of any such consolidation, merger, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and property (including cash) of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Debt Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section 1705 shall similarly apply to successive consolidations, mergers, sales or conveyances.

            Notice of the execution of each such supplemental indenture shall be mailed to each Holder of Debt Securities which are convertible into Common Stock pursuant to this Article Seventeen at his address as the same appears on the registry books of the Company.

            Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Holders of Debt Securities upon the conversion of their Debt Securities after any such consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but, subject to the provisions of Sections 601 and 603, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officer's Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

            SECTION 1706.  Notice of Certain Events.

                  If:

                  (a) the Company shall declare a dividend (or any other distribution) payable to the holders of Common Stock otherwise than in cash paid out of retained earnings of the Company; or

                  (b) the Company shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

                  (c) the Company shall authorize any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or conveyance of all or substantially all the property or business of the Company; or

                  (d) there shall be authorized or ordered any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

            then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Debt Securities as provided in
Section 1203, and shall cause to be mailed to each Holder of Debt Securities which are convertible into Common Stock pursuant to this Article Seventeen, at his address as it shall appear on the registry books of the Company, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution or granting of rights, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or
(2) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up.

            SECTION 1707.  Taxes on Conversion.


            The Company will pay any and all documentary, stamp or similar taxes to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Common Stock on conversion of Debt Securities pursuant thereto; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the Holder of the Debt Securities to be converted (or payment of cash in lieu of fractional shares thereof to a Person other than such Holder) and no such issue or delivery (or payment) shall be made unless and until the Person requesting such issue or delivery (or payment) has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. The Company extends no protection with respect to any other taxes imposed in connection with conversion of Debt Securities.

            SECTION 1708.  Company to Provide Stock.

            The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares, sufficient shares to provide for the conversion of convertible Debt

Securities from time to time as such Debt Securities are presented for conversion, PROVIDED, HOWEVER, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Debt Securities by delivery of repurchased shares of Common Stock which are held in the treasury of the Company.

            If any shares of Common Stock to be reserved for the purpose of conversion of Debt Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; PROVIDED, HOWEVER, that nothing in this Section 1708 shall be deemed to affect in any way the obligations of the Company to convert Debt Securities into Common Stock as provided in this Article Seventeen.

            Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Common Stock, the Company will take all corporate action which may, in the opinion of Counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock at such adjusted Conversion Price.

            The Company covenants that all shares of Common Stock which may be issued upon conversion of Debt Securities will upon issue be fully paid and non-assessable by the Company and free of preemptive rights.

            SECTION 1709.  Disclaimer of Responsibility for Certain Matters.

            Neither the Trustee, the Conversion Agent nor any agent of either shall at any time be under any duty or responsibility to any Holder of Debt Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the Officer's Certificate referred to in Section 1704(g), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, the Conversion Agent nor any agent of either shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property (including cash), which may at any time be issued or delivered upon the conversion of any Debt Security; and neither the Trustee, the Conversion Agent nor any agent of either makes any representation with respect thereto. Neither the Trustee, the Conversion Agent nor any agent of either shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of Common Stock or stock certificates or other securities or property (including cash) upon the surrender of any Debt Security for the purpose of conversion or, subject to the Sections 601 and 603, to comply with any of the covenants of the Company contained in this Article Seventeen.

            SECTION 1710. Return of Funds Deposited for Redemption of Converted Debt Securities.

            Any funds which at any time shall have been deposited by the Company or on its behalf, including funds deposited with the Conversion Agent under
Section 1702 by a Holder, with the Trustee or any Paying Agent for the purpose of paying the principal of and interest and premium, if any, on any of the Debt Securities and which shall not be required for such purposes because of the conversion of such Debt Securities, as provided in this Article Seventeen, shall after such conversion be repaid to the Company by the Trustee or such Paying Agent.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                        BARNETT BANKS, INC.


                                        By:
                                           -------------------------------
                                           Title:

Attest:



____________________________________
Seal

                                        CHEMICAL BANK, as Trustee


                                        By:
                                           ------------------------------
                                           Title:
Attest:



- ------------------------------------
Seal

STATE OF _________       )
                         )  ss:
COUNTY OF ________       )

            On the ______ day of March, 1995, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is _________ of Barnett Banks, Inc. one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                 ------------------------------------
                                           Notary Public

SEAL


STATE OF ________    )
                     )  ss:
COUNTY OF _______    )

            On the ____ day of March, 1995, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is a ____________________ of Chemical Bank, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                 -----------------------------------
                                            Notary Public

SEAL

                                                                       EXHIBIT A



                [FORM OF CERTIFICATE TO BE DELIVERED TO EUROCLEAR
               OR CEDEL, S.A. BY OR ON BEHALF OF A PERSON ENTITLED
             TO RECEIVE A DEFINITIVE BEARER SECURITY, TO EXCHANGE AN
       INTEREST IN A TEMPORARY GLOBAL NOTE FOR AN INTEREST IN A PERMANENT
                 GLOBAL NOTE OR TO OBTAIN A PAYMENT OF INTEREST
              PRIOR TO THE RECEIPT OF A DEFINITIVE BEARER SECURITY
                   OR AN INTEREST IN A PERMANENT GLOBAL NOTE]


                                   CERTIFICATE

                      -------------------------------------

                               Barnett Banks, Inc.
                     [Insert title of sufficient description
                       of Debt Securities to be delivered]

This is to certify that as of the date hereof and except as set forth below, the above-captioned Debt Securities held by you for our account (i) are owned by persons that are not United States persons, (as defined below) (ii) are owned by United States persons that (A) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (B) acquired the Debt Securities through foreign branches of United States financial institutions and who hold the Debt Securities through such financial institutions on the date hereof (and in either case (A) or (B), each such financial institution has agreed, on its own behalf or through its agent, that we may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)). In addition, United States or foreign financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Debt Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

            As used herein, "United States Person" means any citizen or resident of the United States, any corporation or partnership created or organized in or under the laws of the

United States and any estate or trust the income of which is subject to United States Federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), and its possessions include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

            We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Debt Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification, you may assume that this certification applies as of such date.

            This certification excepts and does not relate to $_________ principal amount of such interest in the above Debt Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Debt Securities cannot be made until we do so certify.

            We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.



Dated: _______________________________, 19__



[To be dated no earlier than the
15th day before (i) the Exchange
Date or (ii) the first Interest
Payment Date, if prior to the
Exchange Date].



                                          By:
                                             -------------------------------
                                             As, or as agent for, the
                                             beneficial owner(s) of the
                                             Debt Securities to which this
                                             certificate relates

                                                                       EXHIBIT B



                  [FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR
               OR CEDEL, S.A. IN CONNECTION WITH THE EXCHANGE OF A
            TEMPORARY GLOBAL NOTE FOR DEFINITIVE BEARER SECURITIES OR
            FOR AN INTEREST IN A PERMANENT GLOBAL NOTE OR TO OBTAIN A
             PAYMENT OF INTEREST PRIOR TO THE RECEIPT OF DEFINITIVE
          BEARER SECURITIES OR AN INTEREST IN A PERMANENT GLOBAL NOTE]



                                   CERTIFICATE

                         -------------------------------


                               Barnett Banks, Inc.
                     [Insert title or sufficient description
                       of Debt Securities to be delivered]


            This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Indenture, as of the date hereof, $____________ principal amount of the above-captioned Debt Securities (i) is owned by persons that are not United States persons (as defined below), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or
(b) acquired the Debt Securities through foreign branches of United States financial institutions and who hold the Debt Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees to comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, United States or foreign financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Debt Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possession.

            As used herein, United States Person" means any citizen or resident of the United States, any corporation or partnership created or organized in or under the laws of the United States and any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), and its possessions include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

            We further certify (i) we are not making available for exchange or collection of any interest any portion of the Temporary Global Note excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange or collection of any interest are no longer true and cannot be relied upon as of the date hereof.

            We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Dated: _________________________ , 19__

[To be dated no earlier than
(i) the Exchange Date or (ii)
the first Interest Payment Date,
if prior to the Exchange Date]



                                    [MORGAN GUARANTY TRUST COMPANY
                                    OF NEW YORK, BRUSSELS OFFICE, as
                                    Operator of the Euro-clear
                                    System] [CEDEL, S.A.]


                                    By_______________________________